[FRONT COVER]

ANNUAL REPORT
October 31, 2002

[GRAPHIC OMITTED]
ACCORN ART, COLUMN ART, GRADUATION CAP ART, HANDSHAKE ART


     GALAXY FUNDS

     GALAXY MONEY MARKET FUNDS


            GALAXY MONEY MARKET FUND

            GALAXY GOVERNMENT
            MONEY MARKET FUND

            GALAXY U.S. TREASURY
            MONEY MARKET FUND

            GALAXY TAX-EXEMPT
            MONEY MARKET FUND

            GALAXY CONNECTICUT MUNICIPAL
            MONEY MARKET FUND

            GALAXY MASSACHUSETTS MUNICIPAL
            MONEY MARKET FUND





                                                               [GRAPHIC OMITTED]
                                                               GALAXY FUNDS LOGO

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                          THE GALAXY MONEY MARKET FUNDS

                                 PRIVACY NOTICE

      The Galaxy Money Market Funds, each a series of The Galaxy Fund, recognizes and respects the privacy concerns of our customers(1). We provide this notice to you so that you will be aware of the kinds of information we collect and the circumstances under which that information may be disclosed to third parties.

      We collect nonpublic personal information about you from the following sources:

      o Information received from you on account applications or other forms;
      o Information about your transactions with us, our affiliates, or others;
      o Information received from you in written, telephonic or electronic communications with us, our affiliates or others;
      o Information received from a consumer reporting agency; and
      o Information received from public sources, such as telephone numbers.

      We may disclose all of the information described above that we collect.

      We may disclose nonpublic personal information about you to the following types of third parties affiliated with the Galaxy Money Market Funds:

      o Financial service providers, such as retail banking, mortgage banking, credit card, brokerage and insurance companies.

      You may prohibit the sharing of nonpublic personal information about you with such affiliated third parties. Simply mail a written request with your name, address and account number(s) to the following address, The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520, or call the following toll-free number, 1-866-840-5469. If you make such a request, it will apply to all of your accounts. If you have a joint account, a request by one party will apply to the entire account.

      Your request will not impact existing relationships you may have with Fleet National Bank and its affiliates, such as a Galaxy IRA, Galaxy Access account or Fleet One account.

      We may also disclose nonpublic personal information about you to nonaffiliated third parties if you request or authorize such disclosure, if such disclosure is permitted by law (such as sharing information with companies who maintain or service customer accounts), or if such disclosure is made pursuant to a joint agreement with another company or another financial institution that provides marketing services on our behalf.

      If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

      We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

      In the event that you hold shares of the Galaxy Money Market Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

-------------------------------------
(1) For purposes of this notice, the terms "customer" or "customers" include individuals who provide nonpublic personal information to the Galaxy Money Market Funds, but do not invest in shares of the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE

Dear Galaxy Money Market Fund Shareholder:

      Enclosed is the Galaxy Money Market Funds' annual report for the fiscal year ended October 31, 2002. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investment during this time. Following the Market Overview are reviews of the Galaxy Taxable Money Market Funds and the Galaxy Tax-Exempt Money Market Funds that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this environment. Financial statements and a list of portfolio holdings for each Fund as of October 31, 2002 appear at the end of the report.

      During a 12-month reporting period of increased economic and political uncertainty, money market yields became more volatile and bond prices strengthened. Stock prices were also volatile, but ended the reporting period mostly lower than where they started. These very different reactions by stocks, bonds and money market securities to the same economic and political conditions, as well as the very different performances within individual asset classes, demonstrate once more why investors can benefit from well-diversified portfolios with a broad mix of securities.

      Now that the asset management businesses of Liberty Financial Companies, Inc. and FleetBoston Financial Corporation have been combined into Columbia Management Group, Inc., you have a significantly broader array of investment options with which to pursue the diversification you may need in these turbulent times. We continue to suggest that you meet with your financial advisor to create the specific investment mix that is best suited to your financial goals and tolerance for risk.

      If you would like to know more about the many investment options now available to you, or if you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-866-840-5469 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

/S/ SIGNATURE
Keith T. Banks
President

[BEGIN SIDEBAR]
------------------------
MUTUAL FUNDS:

O ARE NOT BANK
DEPOSITS

O ARE NOT FDIC
INSURED

O ARE NOT OBLIGATIONS
OF, OR GUARANTEED BY,
ANY BANK

O ARE SUBJECT TO
INVESTMENT RISK,
INCLUDING POSSIBLE
LOSS OF THE PRINCIPAL
AMOUNT INVESTED
------------------------
[END SIDEBAR]

--------------------------------------------------------------------------------
MARKET OVERVIEW

[BEGIN SIDEBAR]
"WE TOOK ADVANTAGE OF SEASONAL CHANGES IN SUPPLY AND DEMAND TO ENHANCE YIELD OPPORTUNITIES IN THE GALAXY TAX-EXEMPT MONEY MARKET FUNDS."
[END SIDEBAR]

MONEY MARKET OVERVIEW

BY FLEET INVESTMENT ADVISORS INC.

      Money market yields were especially volatile during the 12 months ended October 31, 2002. With short-term yields at their lowest levels in several decades, it became increasingly difficult to enhance income for shareholders of the Galaxy Money Market Funds. Wherever possible, however, we took advantage of yield opportunities that arose from both near-term market fluctuations and seasonal changes in supply and demand.

A ROCKY ROAD TO RECOVERY
      When the reporting period began on November 1, 2001, the yield for three-month Treasury bills was 1.99%. After declining by 0.3% in the third quarter of 2001, growth in the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 2.7% in the fourth quarter. With growth still relatively slow, annual inflation rose by 1.9% and 1.6%, respectively, in November and December of 2001.
      Before the reporting period began in 2001, the Federal Reserve Board (the "Fed") cut short-term interest rates by a total of 400 basis points (4.00%). In November and December, the Fed cut rates by another 75 basis points to help offset the economic effects of the September 11th terrorist attacks. In anticipation of and then in response to these rate cuts, the yields for short-term securities fell through the end of the year.
      Continued strength in consumer spending during the first quarter of 2002, along with signs of recovery in other sectors, caused the Fed to adopt a neutral monetary policy in March. While GDP growth rose at a rate of 5.0% during the quarter, the annual rate of inflation fell to 1.5%. With investors uncertain about how the Fed would respond to an apparently strong recovery, short-term yields became quite volatile.
      GDP growth slowed to a modest 1.3% rate in the second quarter of 2002. Signs of economic problems were plentiful, including further announcements of corporate accounting problems, rising unemployment, decreasing consumer confidence, and increased potential for U.S. military action in the Middle East. In the third quarter of 2002, industrial production and job growth remained stagnant and consumer confidence continued to decline. Actual spending by consumers held up relatively well, however, helping GDP growth improve to an estimated rate of 4.0%. Still concerned that the economy might slip into recession and encouraged by low inflation, the Fed announced that it stood ready to cut interest rates again. After trading in a relatively narrow range from April through September, short-term yields fell sharply in the final weeks of the reporting period. When the reporting period ended on October 31, 2002, three-month Treasury securities were yielding 1.42%.

MAKING THE MOST OF SHIFTS IN YIELD
      The market's expectations of the Fed's actions varied dramatically throughout the fiscal year. Early in 2002, when it appeared that stronger economic growth would force interest rates higher, we shortened the maturity parameters of the Galaxy Taxable Money Market Funds. Then, later in the period, as rates stabilized and we anticipated a neutral monetary policy, we lengthened the maturities of the Funds' portfolios.
      In addition to this interest rate volatility, some issuers of commercial paper received credit downgrades, which made their debt ineligible as investments for money market funds. With a reduced supply of available paper, and increased demand, money market yields fell. At the same time, federal agencies increased their issuance of money market securities, which caused the typical yield spread between corporate issues and agencies to evaporate. In this market environment, we added agency debt to the Galaxy Money Market Fund. Later in the year, when yield spreads widened, we increased positions in commercial paper.
      We took advantage of seasonal changes in supply and demand to enhance yield opportunities in the Galaxy Tax-Exempt Money Market Funds. Many of these opportunities occurred in issues with longer maturities and were accentuated by particularly large increases in supply, as state and local issuers sought to close budget gaps that resulted from the weak economy. We further enhanced the Funds' yields with investments in tax-exempt commercial paper.

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PERFORMANCE AT-A-GLANCE As of October 31, 2002




                                                             RETAIL A     RETAIL B       TRUST
                                                              SHARES       SHARES       SHARES
                                                              ------       ------       ------

      GALAXY MONEY MARKET FUND
           7-day average yield.............................    1.19%        0.45%        1.38%
           30-day average yield............................    1.20%        0.46%        1.38%

      GALAXY GOVERNMENT MONEY MARKET FUND
           7-day average yield.............................    1.10%         N/A         1.27%
           30-day average yield............................    1.09%         N/A         1.26%

      GALAXY U.S. TREASURY MONEY MARKET FUND
           7-day average yield.............................    1.05%         N/A         1.20%
           30-day average yield............................    1.06%         N/A         1.21%

      GALAXY TAX-EXEMPT MONEY MARKET FUND
           7-day average yield.............................    1.15%         N/A         1.26%
           30-day average yield............................    1.05%         N/A         1.16%

      GALAXY CONNECTICUT MUNICIPAL
      MONEY MARKET FUND
           7-day average yield.............................    1.08%         N/A          N/A
           30-day average yield............................    0.97%         N/A          N/A

      GALAXY MASSACHUSETTS MUNICIPAL
      MONEY MARKET FUND
           7-day average yield.............................    1.12%         N/A          N/A
           30-day average yield............................    1.02%         N/A          N/A

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENTS IN THE GALAXY MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. YIELDS ARE HISTORICAL AND WILL VARY WITH MARKET PERFORMANCE.

   RETAIL A SHARES ARE CURRENTLY SUBJECT TO A SHAREHOLDER SERVICING FEE OF 0.10% OF AVERAGE DAILY NET ASSETS. RETAIL B SHARES ARE CURRENTLY SUBJECT TO A DISTRIBUTION FEE OF 0.65% OF AVERAGE DAILY NET ASSETS AND A SHAREHOLDER SERVICING FEE OF 0.10% OF AVERAGE DAILY NET ASSETS. (SEE NOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS.)

[BEGIN SIDEBAR]
"DESPITE THE SUBSEQUENT RETURN TO A NEUTRAL MONETARY POLICY, THE FED HAS PLEDGED FURTHER RATE CUTS IF GROWTH REMAINS STAGNANT."
[END SIDEBAR]


A SLOW-PACED RECOVERY
      Although there is still overcapacity in many industries, some businesses have started to replace equipment. Business spending for the third quarter of 2002, in fact, was the strongest in two years. Further help for the economy could come from the Fed, which recently demonstrated its continued support for the recovery by cutting interest rates an unexpected 50 basis points on November
6. Despite the subsequent return to a neutral monetary policy, the Fed has pledged further rate cuts if growth remains stagnant. The economy should also benefit from solid productivity, expanded government spending, increased liquidity and further cuts in federal income taxes.

      Recent declines in consumer confidence, due largely to slow job growth, a weak stock market and the continued threat of war with Iraq, suggest that the pace of recovery will remain slow through the middle of 2003. If the recovery accelerates in the second half of the year, as we expect, GDP growth could average 2.6% for 2003 as a whole. With current excesses in manufacturing capacity, minimal upward pressure on wages and a reduced ability by businesses to raise prices, we believe inflation will remain below 3.0% for the year. Money market yields will likely remain at historically low levels under these conditions, with continued near-term volatility.

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PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[GRAPHIC OMITTED]
KAREN ARNEIL PIC

KAREN ARNEIL HAS MANAGED THE GALAXY TAXABLE MONEY MARKET FUNDS SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]


GALAXY TAXABLE MONEY MARKET FUNDS

BY KAREN ARNEIL
PORTFOLIO MANAGER

      As the economic recovery stalled during the 12 months ended October 31, 2002 and short-term yields fell to their lowest levels in more than 40 years, we remained focused on investments with strong liquidity and superior credit quality in the Galaxy Taxable Money Market Funds - which include the Galaxy Money Market Fund, the Galaxy Government Money Market Fund and the Galaxy U.S. Treasury Money Market Fund. Where possible, we took advantage of yield opportunities that arose from near-term market fluctuations and changes in supply and demand.
      During the reporting period, Trust Shares of the Galaxy Money Market Fund had a total return of 1.58% and Retail A Shares of the Fund earned a total return of 1.41%. During the same time, Retail B Shares of the Fund earned a total return of 0.64% before deducting the maximum 5.00% contingent deferred sales charge, and a total return of -4.36% after deducting the 5.00% contingent deferred sales charge.
      For the 12 months ended October 31, 2002, total returns averaged 1.88% and 1.15%, respectively, for trust and retail shares of other taxable money market funds that reported their results to Lipper Inc. ("Lipper"), a mutual fund performance tracking service.
      Trust Shares of the Galaxy Government Money Market Fund had a total return of 1.47% and Retail A Shares of the Fund had a total return of 1.30% during the reporting period. Trust shares and retail shares of other U.S. government money market funds that reported their performance results to Lipper earned average total returns of 1.59% and 1.16%, respectively, over the same time.
      For the 12-month period, Trust Shares of the Galaxy U.S. Treasury Money Market Fund had a total return of 1.42% and Retail A Shares of the Fund earned a total return of 1.27%. By comparison, trust and retail shares of other money market funds investing in U.S. Treasury issues that reported their results to Lipper earned average total returns of 1.51% and 1.16%, respectively, for the same period.
      On October 31, 2002, the Galaxy Money Market Fund had an average weighted maturity of 48 days, the Galaxy Government Money Market Fund had an average weighted maturity of 45 days and the Galaxy U.S. Treasury Money Market Fund had an average weighted maturity of 51 days.

FINDING OPPORTUNITIES AT LOWER YIELDS
      Believing that the Fed would respond to the terrorist attacks of September 11, 2001 with sharp cuts in short-term interest rates, we increased investments in longer-term issues prior to the start of the 12-month reporting period. We balanced these purchases with shorter-term issues that matured before the end of 2001. This allowed us to lock in higher yields, ease liquidity concerns for year-end redemptions and take advantage of yield

GALAXY MONEY
MARKET FUND

DISTRIBUTION OF TOTAL NET
ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


REPURCHASE AGREEMENT
& NET OTHER ASSETS
AND LIABILITIES .....................    3%

MUNICIPAL SECURITIES ................   10%

U.S. AGENCY OBLIGATIONS .............   13%

COMMERCIAL PAPER ....................   37%

CERTIFICATES OF DEPOSIT .............   15%

CORPORATE NOTES AND BONDS ...........   22%



GALAXY GOVERNMENT MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FEDERAL HOME LOAN MORTGAGE
CORPORATION, CASH EQUIVALENTS &
NET OTHER ASSETS AND LIABILITIES ....    9%

FEDERAL FARM CREDIT BANK ............   11%

REPURCHASE AGREEMENTS ...............   42%

FEDERAL NATIONAL
MORTGAGE ASSOCIATION ................   18%

FEDERAL HOME LOAN BANK ..............   20%



GALAXY MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)


                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                 TRUST    RETAIL A    RETAIL B
11/30/2002 .....  2.16      1.99       1.19
12/31/2002 .....  1.96      1.78       0.99
1/31/2002 ......  1.64      1.46       0.65
2/28/2002 ......  1.43      1.27       0.48
3/31/2002 ......  1.46      1.30       0.54
4/30/2002 ......  1.43      1.28       0.52
5/31/2002 ......  1.41      1.25       0.51
6/30/2002 ......  1.42      1.25       0.52
7/31/2002 ......  1.40      1.23       0.50
8/31/2002 ......  1.40      1.23       0.49
9/30/2002 ......  1.36      1.18       0.45
10/31/2002 .....  1.38      1.19       0.45

--------------------------------------------------------------------------------

PORTFOLIO REVIEWS

opportunities that typically result from market pressures that occur at the end of the year.
      We continued to seize yield opportunities in longer maturities during the first few months of the reporting period. As it appeared that the economy was strengthening and short-term rates might start to rise, we moved from a "barbelled" maturity structure that was balanced between shorter- and longer-term issues to a "laddered" structure that had a more evenly distributed maturity schedule. Because of the decreased supply and reduced yield advantage for commercial paper, we emphasized U.S. government agency discount notes in the Galaxy Money Market Fund. A sizable position in taxable municipal securities with high credit ratings helped to enhance yield, as well as provide liquidity.
      As the recovery stalled in the second and third quarters of 2002, making a rise in rates less likely, we purchased agencies with longer maturities. In the Galaxy Money Market Fund and the Galaxy Government Money Market Fund we returned to a "barbelled" maturity structure. As yield spreads widened between agency and corporate debt, we increased our exposure to commercial paper in the Galaxy Money Market Fund including, for the first time, asset-backed commercial paper.

WAITING OUT THE RECOVERY
      If economic growth remains modest in coming months, keeping inflation and interest rates low, yield opportunities for money market investors will likely remain limited. As in the past year, we will continue to look for investments with the best relative value in a difficult market while closely monitoring market changes that may signal better opportunities down the road. In all of our purchases, we will continue to focus on investments that offer both superior credit ratings and strong liquidity.



GALAXY GOVERNMENT
MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                   TRUST       RETAIL A
11/30/2001 ......   1.96         1.79
12/31/2001 ......   1.79         1.62
1/31/2002 .......   1.57         1.41
2/28/2002 .......   1.40         1.25
3/31/2002 .......   1.36         1.20
4/30/2002 .......   1.39         1.25
5/31/2002 .......   1.33         1.16
6/30/2002 .......   1.32         1.16
7/31/2002 .......   1.31         1.13
8/31/2002 .......   1.30         1.13
9/30/2002 .......   1.30         1.13
10/31/2002 ......   1.27         1.10


GALAXY U.S. TREASURY
MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

U.S. TREASURY NOTES & NET
OTHER ASSETS AND LIABILITIES ...  5%

FEDERAL HOME
LOAN BANK ...................... 16%

U.S. TREASURY
BILLS .......................... 79%



GALAXY U.S. TREASURY
MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      TRUST      RETAIL A
11/30/2002 ........    1.89       1.75
12/31/2002 ........    1.52       1.38
1/31/2002 .........    1.38       1.24
2/28/2002 .........    1.36       1.22
3/31/2002 .........    1.38       1.24
4/30/2002 .........    1.39       1.25
5/31/2002 .........    1.37       1.22
6/30/2002 .........    1.31       1.17
7/31/2002 .........    1.30       1.15
8/31/2002 .........    1.23       1.08
9/30/2002 .........    1.26       1.12
10/31/2002 ........    1.20       1.05

--------------------------------------------------------------------------------

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[GRPHIC OMITTED]
NORM DESROSIERS PIC

NORM DESROSIERS HAS BEEN MANAGING THE GALAXY TAX-EXEMPT MONEY MARKET FUNDS SINCE JUNE 2000, AND WAS NAMED PORTFOLIO MANAGER IN JULY 2002. HE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1994.
[END SIDEBAR]

GALAXY TAX-EXEMPT
MONEY MARKET FUNDS

BY NORM DESROSIERS
PORTFOLIO MANAGER

      While responsive to changing economic conditions and the outlook for short-term interest rates, the yields for tax-exempt money market securities are particularly sensitive to changes in supply and demand. As a result, investment opportunities often arise due to seasonal shifts in the funding needs of issuers and the tax responsibilities of investors. By making the most of these opportunities during the 12 months ended October 31, 2002, we enhanced returns for the Galaxy Tax-Exempt Money Market Funds - which include the Galaxy Tax-Exempt Money Market Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund.
      For the 12-month reporting period ended October 31, 2002, Trust and Retail A Shares of the Galaxy Tax-Exempt Money Market Fund had total returns of 1.15% and 1.04%, respectively. Over the same time, trust and retail shares of other tax-exempt money market funds reporting their performance results to Lipper earned average total returns of 1.21% and 0.92%, respectively.
      During the period, Retail A Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 0.88%, versus an average total return of 0.78% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Retail A Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 1.02%, versus an average total return of 0.94% for the retail shares of other Massachusetts tax-exempt money market funds reporting their results to Lipper.
      As of October 31, 2002, the average weighted maturity of the Tax-Exempt Money Market Fund was 63 days, and the average weighted maturities of the Connecticut Municipal Money Market Fund and the Massachusetts Municipal Money Market Fund were 62 days and 63 days, respectively.

A CHANGING BALANCE OF SUPPLY AND DEMAND
      In the final months of 2001, we focused on increasing the percentage of variable rate instruments in the Galaxy Tax-Exempt Money Market Funds. This provided liquidity for potential share redemptions that usually occur at the end of the calendar year. The additional share redemptions caused demand for tax-exempt issues to decrease, which put upward pressure on yields. During this period, we took advantage of higher yields and purchased tax-exempt commercial paper with February and March 2002 maturities.
      For the approach of tax season, which typically carries with it greater amounts of redemptions, we increased liquidity in the Galaxy Tax-Exempt Money Market Funds. In addition to offsetting shareholder redemptions, the added liquidity allowed us to take advantage of an increase in the supply of tax-exempt notes. As a poor economy forced state and local governments to


GALAXY TAX-EXEMPT
MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS
AS OF OCTOBER 31, 2002

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

OTHER TERRITORIES ...........   5%

CASH EQUIVALENTS &
NET OTHER ASSETS
AND LIABILITIES .............   1%

MOUNTAIN ....................   5%

PACIFIC .....................   6%

SOUTH .......................  44%

EAST ........................  19%

NORTH CENTRAL ...............  20%


GALAXY TAX-EXEMPT
MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                        TRUST          RETAIL A
11/30/2001 ........     1.37             1.25
12/31/2001 ........     1.42             1.29
1/31/2002 .........     1.14             1.02
2/28/2002 .........     1.03             0.92
3/31/2002 .........     1.19             1.08
4/30/2002 .........     1.34             1.23
5/31/2002 .........     1.24             1.13
6/30/2002 .........     1.07             0.97
7/31/2002 .........     1.07             0.96
8/31/2002 .........     1.00             0.89
9/30/2002 .........     1.15             1.03
10/31/2002 ........     1.26             1.15


GALAXY CONNECTICUT MUNICIPAL
MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                     RETAIL A
11/30/2001 ........   1.23
12/31/2001 ........   1.24
1/31/2002 .........   1.03
2/28/2002 .........   0.93
3/31/2002 .........   1.13
4/30/2002 .........   1.30
5/31/2002 .........   1.12
6/30/2002 .........   0.88
7/31/2002 .........   0.92
8/31/2002 .........   0.80
9/30/2002 .........   0.98
10/31/2002 ........   1.12

--------------------------------------------------------------------------------

PORTFOLIO REVIEWS

increase their issuance in order to manage budgetary gaps, the Funds benefited from purchases of one-year instruments that were yielding 60 basis points above levels in the second quarter of 2002.
      We further enhanced total returns by purchasing longer-maturity issues during the final weeks of the reporting period. Although yields for taxable securities fell sharply at that time, in anticipation of further cuts in interest rates, the yields on tax-exempt securities rose temporarily due to another large increase in supply.

FURTHER YIELD OPPORTUNITIES
      The higher yields that we have locked in with longer-term instruments should continue to benefit shareholders in coming months, as short-term rates remain near record lows. We believe the next opportunity to enhance total returns will come in December, when reduced demand for tax-exempt securities once again puts temporary upward pressure on yields. With the possibility of further declines in short-term interest rates and continued issuance of municipal securities at record levels, we expect to make additional purchases as buying opportunities present themselves.

GALAXY CONNECTICUT
MUNICIPAL MONEY MARKET
FUND

DISTRIBUTION OF TOTAL NET ASSETS
AS OF OCTOBER 31, 2002

OTHER TERRITORIES,
CASH EQUIVALENTS
& NET OTHER ASSETS
AND LIABILITIES .............     3%

PACIFIC .....................     4%

NORTH CENTRAL ...............     4%

SOUTH .......................     4%

CONNECTICUT .................    85%




GALAXY MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2002

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


EAST, NORTH CENTRAL, OTHER TERRITORY,
CASH EQUIVALENTS & NET OTHER
ASSETS AND LIABILITIES ..............    2%

PACIFIC .............................    2%

SOUTH ...............................    6%

MASSACHUSETTS .......................   90%




GALAXY MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND

7-DAY AVERAGE YIELD (%)

                                GRAPHIC OMITTED
         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      RETAIL A
11/30/2001 ........     1.02
12/31/2001 ........     1.09
1/31/2002 .........     0.84
2/28/2002 .........     0.76
3/31/2002 .........     0.92
4/30/2002 .........     1.09
5/31/2002 .........     0.98
6/30/2002 .........     0.89
7/31/2002 .........     0.83
8/31/2002 .........     0.76
9/30/2002 .........     0.96
10/31/2002 ........     1.08



-----------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND EXCLUDE THE DEDUCTION OF ANY CONTINGENT DEFERRED SALES CHARGE UNLESS OTHERWISE INDICATED. TOTAL RETURN FIGURES IN THIS REPORT FOR RETAIL B SHARES OF THE MONEY MARKET FUND HAVE BEEN RESTATED TO REFLECT THE SCHEDULE OF CONTINGENT DEFERRED SALES CHARGES PAYABLE ON REDEMPTIONS OF RETAIL BSHARES PURCHASED ON OR AFTER JANUARY 1, 2001. RETAIL B SHARES PURCHASED ON OR AFTER JANUARY 1, 2001 (I) ARE SUBJECT TO A 5.00% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE, DECREASING TO 4.00%, 4.00%, 4.00%, 3.00%, 2.00% AND 1.00% FOR REDEMPTIONS MADE DURING THE SECOND THROUGH SEVENTH YEARS, RESPECTIVELY, AND (II) AUTOMATICALLY CONVERT TO RETAIL A SHARES AFTER EIGHT YEARS. RETAIL B SHARES OF THE MONEY MARKET FUND PURCHASED PRIOR TO JANUARY 1, 2001 (I) ARE SUBJECT TO A 5.00% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE, DECREASING TO 4.00%, 3.00%, 3.00%, 2.00% AND 1.00% FOR REDEMPTIONS MADE DURING THE SECOND THROUGH SIXTH YEARS, RESPECTIVELY, AND (II) AUTOMATICALLY CONVERT TO RETAIL A SHARES AFTER SIX YEARS. RETAIL B SHARES OF THE MONEY MARKET FUND ISSUED IN CONNECTION WITH THE PILLAR FUNDS REORGANIZATION ("PILLAR RETAIL B SHARES") (I) ARE SUBJECT TO A 5.50% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASING THE PILLAR FUND CLASS B SHARES HELD PRIOR TO THE REORGANIZATION, DECREASING TO 5.00%, 4.00%, 3.00%, 2.00% AND 1.00% FOR REDEMPTIONS MADE DURING THE SECOND THROUGH SIXTH YEARS, RESPECTIVELY, AND (II) AUTOMATICALLY CONVERT TO RETAIL A SHARES EIGHT YEARS AFTER PURCHASING THE PILLAR FUND CLASS B SHARES HELD PRIOR TO THE REORGANIZATION. TOTAL RETURNS FOR RETAIL B SHARES PURCHASED PRIOR TO JANUARY 1, 2001 AND FOR PILLAR RETAIL B SHARES MAY BE DIFFERENT THAN THE TOTAL RETURNS FOR RETAIL B SHARES SHOWN. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
[BEGIN SIDEBAR]
-----------------------------------
           TRUSTEES AND
   PRINCIPAL EXECUTIVE OFFICERS

       Dwight E. Vicks, Jr.
       CHAIRMAN AND TRUSTEE

          John T. O'Neill
              TRUSTEE

         Louis DeThomasis,
           F.S.C., Ph.D.
              TRUSTEE

         Kenneth A. Froot
              TRUSTEE

           James M. Seed
              TRUSTEE

         Donald B. Miller
         EMERITUS TRUSTEE

        Bradford S. Wellman
         EMERITUS TRUSTEE

          Keith T. Banks
            PRESIDENT

       J. Kevin Connaughton
            TREASURER

             W. Bruce
          McConnel, Esq.
             SECRETARY

        INVESTMENT ADVISOR AND
           ADMINISTRATOR

         Fleet Investment
           Advisors Inc.
        100 Federal Street
         Boston, MA 02110

            DISTRIBUTOR

           Liberty Funds
         Distributor, Inc.
       One Financial Center
      Boston, MA  02111-2621

       INDEPENDENT AUDITORS

         Ernst & Young LLP
       200 Clarendon Street
         Boston, MA 02116

           LEGAL COUNSEL

    Drinker Biddle & Reath LLP
         One Logan Square
      18th and Cherry Streets
        Philadelphia, PA
           19103-6996

-----------------------------------
[END SIDEBAR]


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Liberty Funds Distributor, Inc. by calling toll-free 1-866-840-5469. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

                               [GRAPHIC OMITTED]
                                RECYCLE LOGO ART

                  This report was printed on recycled paper.

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

COMMERCIAL PAPER - 36.63%

                FINANCE  - 36.63%

$75,000,000     Amstel Funding Corp.
                1.77%, 12/12/02 (A)(C).................. $   74,848,812
 45,900,000     Amstel Funding Corp.
                1.83%, 01/14/03 (A)(C)..................     45,727,340
 50,000,000     CXC LLC
                1.75%, 11/13/02 (A)(C)..................     49,970,833
 65,000,000     CXC LLC
                1.76%, 12/04/02 (A)(C)..................     64,895,133
 50,000,000     Dexia Delaware LLC
                1.76%, 11/06/02 (A).....................     49,987,778
 64,300,000     Dexia Delaware LLC
                1.67%, 11/08/02 (A).....................     64,279,120
 23,500,000     Dexia Delaware LLC
                1.72%, 11/19/02 (A).....................     23,479,790
 50,000,000     Enterprise Funding Corp.
                1.78%, 11/22/02 (A)(C)..................     49,948,083
 25,000,000     Govco, Inc.
                1.69%, 11/08/02 (A)(C)..................     24,991,785
 69,300,000     Govco, Inc.
                1.70%, 11/15/02 (A)(C)..................     69,254,185
 50,000,000     Govco, Inc.
                1.78%, 01/17/03 (A)(C)..................     49,809,639
100,000,000     Lloyds TSB Bank Plc
                1.89%, 12/13/02 (A).....................     99,779,500
100,000,000     Morgan Stanley Dean Witter
                1.77%, 11/18/02 (A).....................     99,916,417
 50,000,000     Morgan Stanley Dean Witter
                1.77%, 12/09/02 (A).....................     49,906,583
 24,100,000     Nestle Capital Corp.
                1.80%, 01/14/03 (A)(C)..................     24,010,830
 75,000,000     Nestle Capital Corp.
                1.88%, 02/05/03 (A)(C)..................     74,625,000
 50,000,000     Nestle Capital Corp.
                1.81%, 02/14/03 (A)(C)..................     49,736,771
 50,000,000     New Center Asset Trust
                1.77%, 12/16/02 (A).....................     49,889,375
 24,046,000     Old Line Funding Corp.
                1.75%, 11/07/02 (A)(C)..................     24,038,987
 48,300,000     Old Line Funding Corp.
                1.77%, 11/22/02 (A)(C)..................     48,250,130
 31,018,000     Old Line Funding Corp.
                1.75%, 11/26/02 (A)(C)..................     30,980,305
 25,000,000     Preferred Receivables Funding
                1.77%, 11/08/02 (A)(C)..................     24,991,396
 45,000,000     Preferred Receivables Funding
                1.78%, 11/18/02 (A)(C)..................     44,962,175
 70,000,000     Preferred Receivables Funding
                1.78%, 11/20/02 (A)(C)..................     69,934,239


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                FINANCE  (CONTINUED)

$33,300,000     Shell Finance, Netherlands BV
                1.78%, 11/06/02 (A).....................  $  33,291,767
 25,000,000     Shell Finance, UK Plc
                1.80%, 01/08/03 (A).....................     24,915,000
 50,000,000     Shell Finance, UK Plc
                1.79%, 01/17/03 (A).....................     49,808,568
 80,000,000     Variable Funding Capital
                1.78%, 11/07/02 (A)(C)..................     79,976,266
 93,800,000     Windmill Funding Corp.
                1.78%, 11/15/02 (A)(C)..................     93,735,070
 30,200,000     Windmill Funding Corp.
                1.78%, 11/18/02 (A)(C)..................     30,174,615
                                                         --------------
                                                          1,570,115,492
                                                         --------------
                TOTAL COMMERICAL PAPER..................  1,570,115,492
                                                         --------------
                (Cost $1,570,115,492)

CORPORATE NOTES AND BONDS - 21.91%

 50,000,000     American Express Centurion, BN
                1.84%, 04/29/03 (B).....................     50,009,039
100,000,000     American Express Centurion, BN
                1.81%, 05/23/03 (B).....................    100,000,000
 75,000,000     Bank One NA Illinois, BN
                1.72%, 06/10/03 (B).....................     74,986,331
 50,000,000     Citigroup, Inc., Series E, MTN
                1.89%, 07/17/03 (B).....................     50,049,772
 25,000,000     General Electric Capital Corp.
                1.83%, 01/22/03 (B).....................     25,002,787
 50,000,000     General Electric Capital Corp.
                1.85%, 10/17/03 (B).....................     50,000,000
 30,000,000     General Electric Capital Corp., Series A, MTN
                1.85%, 11/21/02 (B).....................     30,000,994
 85,000,000     IBM Corp., MTN
                1.73%, 09/08/03 (B).....................     84,992,587
 38,000,000     MBIA Global Funding LLC, MTN
                1.82%, 11/17/03 (B)(E)..................     38,000,000
 36,000,000     National City Bank, BN
                1.79%, 04/02/03 (B).....................     36,002,273
100,000,000     National City Bank, BN
                1.74%, 10/03/03 (B).....................     99,981,589
 50,000,000     Toyota Motor Credit Corp.
                1.77%, 07/25/03 (B).....................     50,000,000
 50,000,000     Toyota Motor Credit Corp., MTN
                1.76%, 09/02/03 (B).....................     50,000,000
200,000,000     Wells Fargo & Co.
                1.77%, 01/21/03 (B).....................    200,000,000
                                                         --------------
                TOTAL CORPORATE NOTES AND BONDS.........    939,025,372
                                                         --------------
                (Cost $939,025,372)



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
COTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

CERTIFICATES OF DEPOSIT - 15.40%

$ 50,000,000     BNP Paribas
                 2.01%, 03/20/03 .......................  $  50,001,876
 100,000,000     Canadian Imperial Bank, Yankee
                 1.77%, 11/18/02 (B)....................    100,000,000
  65,000,000     Credit Suisse First Boston N.Y.
                 2.02%, 03/25/03 .......................     65,000,000
 100,000,000     Credit Suisse First Boston N.Y.
                 1.81%, 07/25/03 (B)....................    100,000,000
 150,000,000     JPMorgan Chase & Co.
                 1.80%, 12/31/02 .......................    150,000,000
 100,000,000     Royal Bank of Scotland
                 1.74%, 10/03/03 (B)....................     99,981,589
  50,000,000     State Street Bank & Trust Co.
                 1.78%, 11/19/02 .......................     50,000,000
  45,000,000     U.S. Bank, N.A.
                 2.00%, 03/24/03 .......................     45,000,000
                                                         --------------
                 TOTAL CERTIFICATES OF DEPOSIT..........    659,983,465
                                                         --------------
                 (Cost $659,983,465)

U.S. AGENCY OBLIGATIONS - 13.26%

                 FEDERAL HOME LOAN MORTGAGE CORPORATION  - 5.48%

 200,000,000     1.91%, 11/07/02 (A)....................    199,936,417
  35,000,000     1.89%, 11/15/02 (A)....................     34,974,343
                                                         --------------
                                                            234,910,760
                                                         --------------
                 FEDERAL HOME LOAN BANK - 5.18%

  50,000,000     2.20%, 08/13/03 .......................     50,000,000
  20,000,000     1.93%, 08/27/03 .......................     20,000,000
  23,500,000     2.00%, 09/08/03 .......................     23,500,000
  15,400,000     1.90%, 09/15/03 .......................     15,386,849
  21,000,000     1.80%, 11/05/03 .......................     21,000,000
  25,465,000     1.85%, 11/10/03 .......................     25,465,000
  26,500,000     1.86%, 11/10/03 .......................     26,500,000
  40,000,000     2.00%, 11/18/03 .......................     40,000,000
                                                         --------------
                                                            221,851,849
                                                         --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 2.10%

  50,000,000     1.90%, 11/01/02 (A)....................     50,000,000
  40,000,000     1.94%, 11/29/02 (A)....................     39,939,644
                                                         --------------
                                                             89,939,644
                                                         --------------

                 STUDENT LOAN MARKETING ASSOCIATION  - 0.50%

  21,650,000     2.05%, 11/21/03 .......................     21,650,000
                                                         --------------
                 TOTAL U.S. AGENCY OBLIGATIONS..........    568,352,253
                                                         --------------
                 (Cost $568,352,253)

   PAR VALUE                                                   VALUE
  ----------                                                -----------


MUNICIPAL SECURITIES - 10.26%

                 ARKANSAS  - 0.07%

$  3,000,000     Union County
                 IDR, Del-Tin Fiber L.I.C. Project
                 1.95%, 10/01/27 (D)
                 LOC: Bank One, N.A.....................  $   3,000,000
                                                         --------------

                 CALIFORNIA  - 0.47%

  20,100,000     Oakland-Alameda County
                 Coliseum Authority Lease Revenue
                 Coliseum Project, Series D
                 1.78%, 02/01/11 (D)
                 LOC: First Union National Bank.........     20,100,000
                                                         --------------

                 FLORIDA  - 3.04%

  50,035,000     Dade County, Expressway Authority
                 1.90%, 07/01/19 (D)
                 Insured: FGIC
                 SPA: FGIC SPI..........................     50,035,000
  32,400,000     Florida HFA
                 1.85%, 01/01/34 (D)
                 Insured: MBIA
                 SPA: Westdeutsche Landesbank GZ........     32,400,000
  14,653,000     Florida HFC
                 Affordable Housing Project, Series A
                 1.85%, 01/01/44 (D)
                 Insured: MBIA
                 SPA: Westdeutsche Landesbank GZ........     14,653,000
  33,300,000     Florida HFC, Series A
                 1.85%, 01/01/45 (D)
                 Insured: AMBAC
                 SPA: Westdeutsche Landesbank GZ........     33,300,000
                                                         --------------
                                                            130,388,000
                                                         --------------

                 GEORGIA  - 0.65%

  28,025,000     De Kalb County Development Authority
                 Emory University, Series B, GO
                 1.90%, 11/01/25 (D)....................     28,025,000
                                                         --------------

                 KANSAS  - 0.17%

   7,500,000     Olathe, IDR, Multi-Modal, Series B
                 1.90%, 03/01/27 (D)
                 LOC: Deutsche Bank AG..................      7,500,000
                                                         --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
COTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                LOUISIANA  - 2.13%

$91,100,000     New Orleans, Pension Revenue, N.A.
                1.90%, 09/01/30 (D)
                LOC: AMBAC
                SPA: Bank One, N.A...................... $   91,100,000
                                                         --------------

                MAINE  - 1.87%

 80,000,000     Portland, Pension Bonds, GO
                1.90%, 06/01/26 (D)
                SPA: Landesbank Hessen-Thuringen GZ ....     80,000,000
                                                         --------------

                MARYLAND  - 0.55%

 21,500,000     Baltimore Community
                Development Financing Corp.
                1.86%, 08/15/30 (D)
                Insured: MBIA
                SPA: First Union National Bank..........     21,500,000
  2,255,000     Maryland State
                Health & Higher Education Authority
                Charlestown Project, Series B
                1.85%, 01/01/28 (D)
                LOC: First Union National Bank..........      2,255,000
                                                         --------------
                                                             23,755,000
                                                         --------------

                NEW YORK  - 1.31%

  9,850,000     New York City, Series 1993-B, GO
                1.82%, 12/04/02
                Insured: FGIC...........................      9,850,000
 10,450,000     New York City, Series 1994-H, GO
                1.82%, 12/04/02
                Insured: FGIC...........................     10,450,000
 35,870,000     New York City, Series H, GO
                1.82%, 12/04/02
                Insured: FGIC...........................     35,870,000
                                                         --------------
                                                             56,170,000
                                                         --------------
                TOTAL MUNICIPAL SECURITIES..............    440,038,000
                                                         --------------
                (Cost $440,038,000)


   PAR VALUE                                                   VALUE
  ----------                                                -----------

REPURCHASE AGREEMENT - 2.55%

$109,218,000    Repurchase Agreement with:
                JPMorgan Chase & Co.
                1.93%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $109,223,855
                (Collateralized by U.S. Agency
                Obligations, 2.25% - 7.25%
                Due 11/01/2002 - 02/12/2016;
                Total Par $109,661,028
                Market Value $111,403,414).............. $  109,218,000
                                                         --------------
                TOTAL REPURCHASE AGREEMENT..............    109,218,000
                                                         --------------
                (Cost $109,218,000)
TOTAL INVESTMENTS - 100.01%.............................  4,286,732,582
                                                         --------------
(Cost $4,286,732,582)*

NET OTHER ASSETS AND LIABILITIES - (0.01)%..............       (246,542)
                                                         --------------
NET ASSETS - 100.00%.................................... $4,286,486,040
                                                         ==============

---------------------------------------
*        Aggregate cost for federal tax purposes.
(A)      Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 2002.
(C) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. At October 31, 2002, these securities amounted to $1,024,861,594 or 23.91% of net assets.
(D) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on October 31, 2002.
(E) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified institutional buyers. On October 31, 2002, these securities amounted to $38,000,000 or 0.89% of net assets.
AMBAC    American Municipal Bond Assurance Corp.
BN       Bank Note
FGIC     Federal Guaranty Insurance Corp.
FGIC SPI FGIC Securities Purchase, Inc.
GO       General Obligation
HFA      Housing Finance Authority
HFC      Housing Finance Corp.
IDR      Industrial Development Revenue
LOC      Letter of Credit
MBIA     Municipal Bond Insurance Association
MTN      Medium Term Note
SPA      Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002



   PAR VALUE                                                   VALUE
  ----------                                                -----------

U.S. AGENCY OBLIGATIONS - 58.00%

                 FEDERAL HOME LOAN BANK  - 19.75%

 $15,000,000     1.90%, 11/01/02 (A).................... $   15,000,000
  20,000,000     1.83%, 12/06/02 (A)....................     19,964,417
  25,000,000     1.76%, 01/10/03 (A)....................     24,914,687
  30,000,000     1.69%, 03/21/03 (B)....................     29,997,617
  24,000,000     1.69%, 03/24/03 (B)....................     23,995,892
  10,000,000     2.00%, 09/08/03 .......................     10,000,000
  10,000,000     2.00%, 10/08/03 .......................     10,000,000
   3,000,000     1.80%, 11/05/03 .......................      3,000,000
   4,000,000     1.86%, 11/10/03 .......................      4,000,000
   5,000,000     2.00%, 11/18/03 .......................      5,000,000
                                                         --------------
                                                            145,872,613
                                                         --------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 18.29%

  27,895,000     1.68%, 11/06/02 (A)....................     27,888,491
  30,000,000     1.70%, 11/29/02 (B)....................     29,999,366
  50,000,000     1.68%, 12/05/02, MTN (B)...............     49,998,512
  26,775,000     5.75%, 04/15/03 .......................     27,251,433
                                                         --------------
                                                            135,137,802
                                                         --------------

                 FEDERAL FARM CREDIT BANK  - 11.04%

  22,898,000     1.70%, 11/15/02 (A)....................     22,882,862
  25,000,000     1.59%, 02/03/03 (A)....................     24,896,208
  33,800,000     1.67%, 10/03/03 (B)....................     33,789,110
                                                         --------------
                                                             81,568,180
                                                         --------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.92%

  16,000,000     1.87%, 12/05/02 (A)....................     15,971,742
  25,000,000     1.54%, 01/02/03 (A)....................     24,929,820
  25,000,000     1.90%, 08/14/03, MTN...................     25,000,000
                                                         --------------
                                                             65,901,562
                                                         --------------
                TOTAL U.S. AGENCY OBLIGATIONS...........    428,480,157
                                                         --------------
                (Cost $428,480,157)



   PAR VALUE                                                   VALUE
  ----------                                                -----------

REPURCHASE AGREEMENTS - 42.04%

$155,000,000    Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.93%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $155,008,310
                (Collateralized by U.S. Agency
                Obligations, 4.75% - 6.00%
                Due 01/02/2007 - 06/15/2011;
                Total Par $141,743,625
                Market Value $158,102,888).............. $  155,000,000
 155,567,000    Repurchase Agreement with:
                Greenwich Capital Markets
                1.93%, Due 11/01/2002, dated 10/31/2002
                Repurchase Price $155,575,340
                (Collateralized by U.S. Treasury Bill &
                Agency Obligations, 1.73% - 6.25%
                Due 11/29/2002 - 08/01/2012;
                Total Par $157,100,303
                Market Value $158,679,366)..............    155,567,000
                                                         --------------
                TOTAL REPURCHASE AGREEMENTS.............    310,567,000
                                                         --------------
                (Cost $310,567,000)
  SHARES
  ------

INVESTMENT COMPANY - 0.02%

    127,678     Dreyfus Cash Management Fund............        127,678
                                                         --------------
                TOTAL INVESTMENT COMPANY................        127,678
                                                         --------------
                (Cost $127,678)
TOTAL INVESTMENTS - 100.06%.............................    739,174,835
                                                         --------------
(Cost $739,174,835)*

NET OTHER ASSETS AND LIABILITIES - (0.06)%..............       (458,406)
                                                         --------------
NET ASSETS - 100.00%.................................... $  738,716,429
                                                         ==============

---------------------------------
*      Aggregate cost for federal tax purposes.
(A)    Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect on October 31, 2002.
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 100.06%


               U.S. TREASURY BILLS  - 78.97%

$100,000,000   1.51%, 11/07/02 (A)...................... $   99,973,917
 100,000,000   1.52%, 11/07/02 (A)......................     99,973,999
  25,000,000   1.56%, 11/14/02 (A)......................     24,985,917
 175,000,000   1.62%, 11/14/02 (A)......................    174,897,806
 125,000,000   1.53%, 11/21/02 (A)......................    124,893,750
 100,000,000   1.65%, 11/21/02 (A)......................     99,908,542
  75,000,000   1.49%, 11/29/02 (A)......................     74,909,874
  75,000,000   1.50%, 11/29/02 (A)......................     74,912,500
  50,000,000   1.66%, 12/12/02 (A)......................     49,905,472
  50,000,000   1.76%, 12/12/02 (A)......................     49,899,208
 100,000,000   1.60%, 12/26/02 (A)......................     99,751,738
  50,000,000   1.53%, 01/02/03 (A)......................     49,866,959
  50,000,000   1.71%, 01/16/03 (A)......................     49,820,028
  50,000,000   1.66%, 01/23/03 (A)......................     49,809,215
  50,000,000   1.69%, 01/23/03 (A)......................     49,805,757
                                                         --------------
                                                          1,173,314,682
                                                         --------------

               FEDERAL HOME LOAN BANK  - 15.95%

 104,238,000   1.72%, 11/01/02 (A)......................    104,238,000
   6,194,000   1.67%, 11/22/02 (A)......................      6,187,984
  78,000,000   1.69%, 03/21/03, MTN (B).................     77,986,436
  20,000,000   2.15%, 08/13/03 .........................     20,000,000
  22,000,000   2.00%, 10/08/03 .........................     22,000,000
   6,500,000   1.80%, 11/05/03 .........................      6,500,000
                                                         --------------
                                                            236,912,420
                                                         --------------


   PAR VALUE                                                   VALUE
  ----------                                                -----------

               U.S. TREASURY NOTES  - 5.14%

$ 25,000,000   5.50%, 03/31/03 ......................... $   25,390,827
  25,000,000   5.75%, 08/15/03 .........................     25,782,302
  25,000,000   2.75%, 09/30/03 .........................     25,216,797
                                                         --------------
                                                             76,389,926
                                                         --------------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS.......................  1,486,617,028
                                                         --------------
               (Cost $1,486,617,028)
TOTAL INVESTMENTS - 100.06%.............................  1,486,617,028
                                                         --------------
(Cost $1,486,617,028)*

NET OTHER ASSETS AND LIABILITIES - (0.06)%..............       (956,201)
                                                         --------------
NET ASSETS - 100.00%.................................... $1,485,660,827
                                                         ==============

---------------------------------------
*      Aggregate cost for federal tax purposes.
(A)    Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect on October 31, 2002.
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

MUNICIPAL SECURITIES - 99.05%

                ALABAMA  - 0.87%

$ 15,000,000    Jefferson County Sewer Revenue
                Capital Improvement Warrants
                Series A
                1.85%, 02/01/42 (A)
                Insured: FGIC
                SPA: JPMorgan Chase Bank................ $   15,000,000
                                                         --------------

                ALASKA  - 1.73%

  30,000,000    North Slope Borough, Series A, GO
                1.90%, 06/30/10 (A)
                Insured: MBIA
                SPA: Dexia Credit Local de France ......     30,000,000
                                                         --------------

                ARIZONA  - 1.97%

  19,000,000    Pima County IDA, Tucson Electric-Irvington
                1.90%, 10/01/22 (A)
                LOC: Societe Generale...................     19,000,000
   3,000,000    Tempe IDA, Centers for Habilitation
                2.00%, 12/01/21 (A)
                LOC: Wells Fargo Bank, N.A..............      3,000,000
  12,200,000    University of Arizona CTFS, Student Union
                Bookstore, Series B
                1.85%, 06/01/24 (A)
                Insured: AMBAC
                SPA: Bayerische Landesbank GZ...........     12,200,000
                                                         --------------
                                                             34,200,000
                                                         --------------

                ARKANSAS  - 1.44%

  15,000,000    Arkansas State Development Finance Authority
                Environmental Facilities Revenue
                Ensco, Inc. Project, AMT
                1.94%, 01/01/20 (A)
                LOC: Wachovia Bank, N.A.................     15,000,000
  10,000,000    Arkansas State Development Finance Authority
                Environmental Facilities Revenue
                Teris LLC Project, AMT
                1.94%, 03/01/21 (A)
                LOC: Wachovia Bank, N.A.................     10,000,000
                                                         --------------
                                                             25,000,000
                                                         --------------

                CALIFORNIA  - 1.20%

  20,855,000    Los Angeles Regional Airports
                Improvement Corp., Lease Revenue
                Los Angeles International Airports
                2.04%, 12/01/25 (A)
                LOC: Societe Generale...................     20,855,000
                                                         --------------


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                COLORADO  - 2.59%

 $24,000,000    Colorado Housing & Finance Authority
                Single Family Mortgage
                Class I-B-6, AMT
                1.60%, 07/01/03 ........................ $   24,000,000
   8,430,000    Denver City & County Airport System
                Series 97-A
                1.40%, 11/07/02
                LOC: Bayerische Landesbank GZ...........      8,430,000
   9,515,000    Denver City & County Airport System
                Series 97-A
                1.37%, 11/08/02
                LOC: Bayerische Landesbank GZ...........      9,515,000
   3,000,000    Moffat County, PCR, Colorado Ute Electric
                2.05%, 07/01/10 (A)
                Insured: AMBAC
                SPA: Societe Generale...................      3,000,000
                                                         --------------
                                                             44,945,000
                                                         --------------

                DISTRICT OF COLUMBIA - 2.84%

  19,300,000    District of Columbia, American National
                Red Cross
                1.50%, 01/10/03
                LOC: Bank One, N.A......................     19,300,000
  30,000,000    Metropolitan Washington D.C.
                Airport Authority System, Series C, AMT
                1.95%, 10/01/21 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France.......     30,000,000
                                                         --------------
                                                             49,300,000
                                                         --------------

                FLORIDA  - 2.70%

  40,000,000    Greater Orlando Aviation Authority
                Airport Facilities Revenue
                Series E, AMT
                1.90%, 10/01/21 (A)
                Insured: FSA
                SPA: Bayerische Hypo-und Vereinsbank AG      40,000,000
   6,800,000    Pinellas County, EFA
                Series 1985
                1.50%, 12/04/02
                LOC: First Union National Bank..........      6,800,000
                                                         --------------
                                                             46,800,000
                                                         --------------

                GEORGIA  - 3.97%

   7,000,000    Athens-Clarke County, Unified
                Government Development
                Authority, UGA Real Estate
                Foundation Project
                1.85%, 04/01/31 (A)
                LOC: SunTrust Bank, N.A.................      7,000,000
  21,760,000    Cobb County Development Authority, IDR
                Institute of Nuclear Power Operations
                1.85%, 02/01/13 (A)
                LOC: SunTrust Bank, N.A.................     21,760,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                GEORGIA  (CONTINUED)

 $ 7,700,000    Cobb County Housing Authority
                Multifamily Housing, Walton
                Reserve Apartments Project
                1.95%, 10/01/35 (A)
                LOC: SunTrust Bank, N.A................. $    7,700,000
   6,375,000    Gainesville & Hall County
                Exempt Facilities Revenue
                Squirrel Creek Basin
                1.94%, 07/01/32 (A)
                LOC: Wachovia Bank, N.A.................      6,375,000
   5,000,000    Gwinnett County Hospital Authority
                RAC, Gwinnett Hospital
                Systems, Inc. Project
                1.85%, 07/01/32 (A)
                LOC: SunTrust Bank, N.A.................      5,000,000
   5,000,000    Private Colleges & Universities
                Authority, Emory University
                Series B
                1.75%, 09/01/33 (A).....................      5,000,000
  16,115,000    Private Colleges & Universities
                Authority, Emory University
                Series B
                1.75%, 11/01/35 (A).....................     16,115,000
                                                         --------------
                                                             68,950,000
                                                         --------------

                IDAHO  - 0.42%

   2,625,000    Custer County, PCR, Amoco Co. Project
                Standard Oil Industry
                1.40%, 10/01/09 (A).....................      2,625,000
   4,715,000    Eagle, IDC, Camille Beckman Corp.
                Project, AMT
                2.20%, 09/01/21 (A)
                LOC: Wells Fargo Bank, N.A..............      4,715,000
                                                         --------------
                                                              7,340,000
                                                         --------------

                ILLINOIS  - 8.87%

   8,000,000    Chicago Equipment Notes, GO
                1.40%, 02/06/03 (A)
                LOC: Harris Trust & Savings Bank........      8,000,000
  11,800,000    Chicago O'Hare International
                Airport, American Airlines, Inc.
                Series C
                2.15%, 12/01/17 (A)
                LOC: Bayerische Hypo-und
                Vereinsbank AG..........................     11,800,000
   8,000,000    Chicago O'Hare International
                Airport, American Airlines, Inc.
                Series D
                2.15%, 12/01/17 (A)
                LOC: Bayerische Hypo-und
                Vereinsbank AG..........................      8,000,000
   1,500,000    Chicago O'Hare International Airport
                General Airport, Second Lien, Series A
                1.83%, 01/01/15 (A)
                LOC: Societe Generale...................      1,500,000

   PAR VALUE                                                   VALUE
  ----------                                                -----------

                ILLINOIS  (CONTINUED)

 $ 1,530,000    Chicago O'Hare International Airport
                General Airport, Second Lien, Series C
                1.85%, 01/01/18 (A)
                LOC: Societe Generale...................  $   1,530,000
  11,350,000    Du Page County, Benedictine
                University Building Project
                1.85%, 07/01/24 (A)
                LOC: LaSalle Bank, N.A..................     11,350,000
   7,500,000    Illinois Development Finance Authority
                Foundation For Safety & Health
                1.84%, 10/01/17 (A)
                LOC: LaSalle National Bank..............      7,500,000
   5,000,000    Illinois Development Finance Authority
                Sinai Community Institute Project
                1.84%, 03/01/22 (A)
                LOC: LaSalle National Bank..............      5,000,000
  14,916,000    Illinois EFA
                1.45%, 11/07/02
                LOC: Northern Trust Co..................     14,916,000
  18,000,000    Illinois EFA
                1.95%, 05/22/03
                LOC: Bank of America, N.A...............     18,000,000
  16,560,000    Illinois EFA
                Illinois Institute of Technology
                1.85%, 12/01/35 (A)
                LOC: Harris Trust & Savings Bank........     16,560,000
   6,800,000    Illinois Health Facilities Authority
                Swedish Covenant Hospital Project
                1.86%, 08/01/25 (A)
                Insured: AMBAC
                SPA: Harris Trust & Savings Bank........      6,800,000
  25,000,000    Illinois State Toll Highway Authority
                Series B
                1.90%, 01/01/17 (A)
                Insured: FSA
                SPA: Landesbank Hessen-Thuringen GZ ....     25,000,000
   6,000,000    Niles Educational Facilities
                Notre Dame High School Project
                1.85%, 03/01/31 (A)
                LOC: LaSalle Bank, N.A..................      6,000,000
  12,000,000    Northern Cook County, Solid Waste
                Agency Contract
                Second Lien, Series A
                1.85%, 05/01/15 (A)
                LOC: Northern Trust Co..................     12,000,000
                                                         --------------
                                                            153,956,000
                                                         --------------

                INDIANA  - 2.17%

   2,400,000    Indiana State Development Finance Authority
                Economic Development
                Rehabilitation Center Project
                2.00%, 07/01/17 (A)
                LOC: Wells Fargo Bank, N.A..............      2,400,000



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                INDIANA  (CONTINUED)

 $14,300,000    Indiana State Development Finance Authority
                Solid Waste Disposal Pure Air on
                the Lake Ltd. Partnership Project
                Series 90-A
                1.40%, 12/06/02
                LOC: National Westminister Bank......... $   14,300,000
  12,100,000    Monroe County Hospital Authority
                1.85%, 05/01/11 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston.........     12,100,000
   8,800,000    Purdue University, Dormitory Systems
                1.85%, 11/04/02
                LOC: First Union National Bank..........      8,800,000
                                                         --------------
                                                             37,600,000
                                                         --------------

                IOWA  - 1.33%

  11,250,000    Iowa Finance Authority
                Single Family Mortgage
                Series I, AMT
                1.90%, 07/01/32 (A)
                Insured: GNMA/FNMA Collateral
                SPA: Wells Fargo Bank, N.A..............     11,250,000
   5,700,000    Linn County, IDR
                Swiss Valley Farms Co. Project, AMT
                2.00%, 05/01/21 (A)
                LOC: Wells Fargo Bank, N.A..............      5,700,000
   6,050,000    Linn County
                YMCA Greater Cedar Rapids, AMT
                2.00%, 12/01/10 (A)
                LOC: Wells Fargo Bank, N.A..............      6,050,000
                                                         --------------
                                                             23,000,000
                                                         --------------

                KENTUCKY  - 2.64%

   2,200,000    Breckinridge County Lease Program
                Association Counties
                Leasing Trust, Series A
                2.00%, 02/01/32 (A)
                LOC: U.S. Bank, N.A.....................      2,200,000
  25,000,000    Fort Mitchell, League of Cities
                Funding Trust Lease
                Program, Series A
                1.90%, 10/01/32 (A)
                LOC: U.S. Bank, N.A.....................     25,000,000
  18,500,000    Kentucky Interlocal School
                Transportation Association, TRAN
                3.00%, 06/30/03 ........................     18,663,397
                                                         --------------
                                                             45,863,397
                                                         --------------

                LOUISIANA  - 3.55%

   7,900,000    Calcasieu Parish, Inc., IDB
                Hydroserve Westlake, AMT
                1.95%, 06/01/25 (A)
                LOC: JPMorgan Chase Bank................      7,900,000


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                LOUISIANA  (CONTINUED)

 $ 3,000,000    Louisiana State Offshore Terminal Authority
                Deepwater Port Revenue
                Loop, Inc., 1st Stage
                1.95%, 09/01/06 (A)
                LOC: SunTrust Bank, N.A................. $    3,000,000
  15,550,000    Louisiana State Offshore Terminal Authority
                Deepwater Port Revenue
                Loop, Inc., 1st Stage, Series A
                1.85%, 09/01/08 (A)
                LOC: Bank One, N.A......................     15,550,000
  10,800,000    South Louisiana Commission Port
                Occidental Petroleum
                1.85%, 07/01/18 (A)
                LOC: Bank of New York...................     10,800,000
   8,800,000    St. Charles Parish, PCR
                Shell Oil Co. Project
                1.85%, 06/01/05 (A).....................      8,800,000
  15,500,000    St. James Parish, PCR
                Texaco Project, Series B
                1.50%, 12/16/02 ........................     15,500,000
                                                         --------------
                                                             61,550,000
                                                         --------------

                MARYLAND  - 2.69%

   7,305,000    Baltimore City Economic Development
                Mount Washington Pediatric
                Hospital, Inc.
                1.85%, 07/01/21 (A)
                LOC: Citizens Bank......................      7,305,000
  39,300,000    Maryland State
                Economic Development Corp.
                College Park LLC, Series A
                1.85%, 06/01/32 (A)
                LOC: First Union National Bank..........     39,300,000
                                                         --------------
                                                             46,605,000
                                                         --------------

                MASSACHUSETTS  - 12.87%

  17,000,000    Acton & Boxborough
                Regional School District, BAN, GO
                2.75%, 04/03/03 ........................     17,038,334
  13,993,000    Acton & Boxborough
                Regional School District, BAN, GO
                2.75%, 12/12/02 ........................     14,006,102
  22,094,000    Acton, BAN, GO
                2.00%, 03/05/03 ........................     22,123,498
  10,000,000    Cohasset, BAN, GO
                2.13%, 07/25/03 ........................     10,043,773
  16,000,000    Dover & Sherborn Regional
                School District, BAN, GO
                2.50%, 11/14/03 ........................     16,128,640
   9,575,000    Dover, BAN, GO
                2.75%, 06/20/03 ........................      9,641,173
  17,500,000    Duxbury, BAN, GO
                2.00%, 01/15/03 ........................     17,520,532
  14,421,000    Framingham, BAN, GO
                2.25%, 03/21/03 ........................     14,464,317


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                MASSACHUSETTS  (CONTINUED)

 $ 7,000,000    Grafton, BAN, GO
                2.50%, 10/23/03 ........................  $   7,068,615
  27,000,000    Massachusetts State, Series A, BAN, GO
                3.25%, 04/25/03 ........................     27,134,022
  20,000,000    Needham, BAN, GO
                2.14%, 06/27/03 ........................     20,068,654
  17,950,000    Newton, BAN, GO
                2.25%, 08/29/03 ........................     18,035,319
  30,000,000    Waltham, BAN
                2.00%, 02/14/03 ........................     30,048,273
                                                         --------------
                                                            223,321,252
                                                         --------------

                MICHIGAN  - 6.62%

  35,000,000    Detroit Sewer Disposal
                Second Lien, Series E
                1.50%, 10/03/03
                Insured: FGIC...........................     35,000,000
  35,000,000    Michigan Municipal Bond Authority
                Series C-2
                2.25%, 08/22/03
                LOC: JPMorgan Chase Bank................     35,222,107
  10,000,000    Michigan State Building Authority
                1.80%, 12/05/02
                LOC: Bank of New York...................     10,000,000
  12,215,000    Michigan State Building Authority
                Multi Modal Facilities Program
                Series I
                1.85%, 10/15/37 (A).....................     12,215,000
   7,400,000    Michigan State Strategic Fund
                Limited Obligation
                American Autocoat, Inc.
                Project, AMT
                1.90%, 10/01/22 (A)
                LOC: Fifth Third Bank...................      7,400,000
  15,000,000    Saline Area Schools, GO
                1.85%, 05/01/30 (A).....................     15,000,000
                                                         --------------
                                                            114,837,107
                                                         --------------

                MINNESOTA  - 0.33%

   5,770,000    Springfield, IDR, Ochs Brick Co. Project, AMT
                2.00%, 05/01/16 (A)
                LOC:  Wells Fargo Bank, N.A.............      5,770,000
                                                         --------------

                MISSISSIPPI  - 4.38%

   2,000,000    Jackson County Water System
                Chevron USA, Inc. Project, GO
                1.30%, 11/01/24 (A).....................      2,000,000
  37,000,000    Mississippi Business Finance Corp.
                Choctaw General, Ltd.
                1.90%, 11/01/02 ........................     37,000,000
  37,000,000    Perry County, PCR
                Leaf River Forest Production Project
                1.85%, 02/01/22 (A)
                LOC: Bank of America, N.A...............     37,000,000
                                                         --------------
                                                             76,000,000
                                                         --------------


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                MISSOURI  - 0.26%

 $ 4,440,000    Kansas City, IDA
                Multi-family Housing Revenue
                Cloverset Apartments Project
                1.85%, 09/15/32 (A).....................  $   4,440,000
                                                         --------------

                NEW MEXICO  - 1.25%

  21,600,000    Farmington, PCR, Arizona Public Service Co.
                Series A
                1.95%, 05/01/24 (A)
                LOC: Barclays Bank Plc..................     21,600,000
                                                         --------------

                NORTH CAROLINA  - 0.78%

  13,495,000    North Carolina Capital Facilities Finance
                Agency, Educational Facilities
                Brevard College Corp.
                1.85%, 05/01/26 (A)
                LOC: First Union National Bank..........     13,495,000
                                                         --------------

                OHIO  - 0.17%

   3,000,000    Sharonville, IDR
                Edgcomb Metals Co. Project
                1.90%, 11/01/09 (A)
                LOC: Wells Fargo Bank, N.A..............      3,000,000
                                                         --------------

                OREGON  - 0.17%

   3,000,000     Oregon State Health Housing
                Educational & Cultural Facilities
                Authority, Quatama Crossing
                Housing Project
                1.90%, 01/01/31 (A)
                LOC: U.S. Bank, N.A.....................      3,000,000
                                                         --------------

                PENNSYLVANIA  - 2.47%

   1,700,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series A
                1.85%, 12/01/17 (A)
                LOC: Toronto-Dominion Bank..............      1,700,000
   3,100,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series A
                1.85%, 12/01/19 (A)
                LOC: Toronto-Dominion Bank..............      3,100,000
   2,800,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series A
                1.85%, 12/01/20 (A)
                LOC: Toronto-Dominion Bank..............      2,800,000
  15,100,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series B
                1.85%, 12/01/20 (A)
                LOC: Toronto-Dominion Bank..............     15,100,000



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------


                PENNSYLVANIA  (CONTINUED)

  $8,100,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series C
                1.85%, 12/01/20 (A)
                LOC: Toronto-Dominion Bank.............. $    8,100,000
   3,100,000    Delaware Valley Regional Finance Authority
                Local Government Revenue
                Series D
                1.85%, 12/01/20 (A)
                LOC: Toronto-Dominion Bank..............      3,100,000
   9,000,000    Montgomery County, IDA
                Abington Friends School Project
                1.86%, 06/01/27 (A)
                LOC: Wachovia Bank, N.A.................      9,000,000
                                                         --------------
                                                             42,900,000
                                                         --------------

                SOUTH CAROLINA  - 1.39%

   6,500,000    Cherokee County, Industrial
                Newark Electronics Division
                1.85%, 12/01/15 (A)
                LOC: LaSalle Bank, N.A..................      6,500,000
  17,655,000    Spartanburg County Health Services
                District, Inc., Hospital Revenue
                1.85%, 04/15/23 (A)
                LOC: MBIA...............................     17,655,000
                                                         --------------
                                                             24,155,000
                                                         --------------

                TENNESSEE  - 0.53%

   9,200,000    Blount County Health & Educational
                Facilities Board
                Asbury Centers, Inc. Project
                1.85%, 07/01/11 (A)
                LOC: SunTrust Bank, N.A.................      9,200,000
                                                         --------------

                TEXAS  - 17.63%

   1,200,000    Bell County HFDC
                Scott & White Memorial Hospital
                Series B-1
                2.00%, 08/15/29 (A)
                LOC: MBIA
                SPA: JPMorgan Chase Bank................      1,200,000
   3,300,000    Calhoun County Navigation District
                Formosa Plastics Corp. Project, AMT
                1.90%, 09/01/32 (A)
                LOC: JPMorgan Chase Bank................      3,300,000
   7,100,000    City of San Antonio, Series A
                1.35%, 11/08/02
                LOC: Landesbank Hessen-Thuringen GZ ....      7,100,000
  11,700,000    Greater East Texas
                Higher Education
                Series A, AMT
                1.90%, 05/01/11 (A)
                LOC: Student Loan Marketing.............     11,700,000


   PAR VALUE                                                   VALUE
  ----------                                                -----------


                TEXAS  (CONTINUED)

 $ 4,600,000    Gulf Coast Waste Disposal Authority
                Solid Waste Disposal Revenue
                Amoco Oil Co. Project, AMT
                1.50%, 04/01/15 (A).....................  $   4,600,000
  43,500,000    Hockley County, IDC, PCR
                Amoco Project, Standard Oil Co.
                1.40%, 03/01/14 (A).....................     43,500,000
  29,400,000    Houston, Series B, GO
                1.30%, 12/06/02
                Insured: Morgan Guaranty Trust Co.......     29,400,000
  11,200,000    Houston Higher Education Finance Corp.
                Rice University, Series A
                1.40%, 11/22/02 ........................     11,200,000
  12,500,000    Houston Higher Education Finance Corp.
                Rice University, Series A
                1.30%, 12/20/02 ........................     12,500,000
  13,650,000    Lower Neches Valley Authority, PCR
                Chevron USA, Inc. Project
                1.25%, 02/15/17 (A).....................     13,650,000
  12,000,000    Midlothian, IDC, PCR
                Crow Chemical Co. Project
                1.85%, 12/01/09 (A)
                LOC: UBS AG.............................     12,000,000
  10,000,000    North Central HFDC, Methodist Hospital
                1.30%, 11/08/02
                Insured: AMBAC
                SPA: Dexia Credit Local de France.......     10,000,000
  30,000,000    North Central HFDC, Methodist Hospital
                1.50%, 01/10/03
                Insured: AMBAC
                SPA: Dexia Credit Local de France.......     30,000,000
  22,500,000    Texas A&M University, Board of Registrants
                Series B
                1.50%, 12/06/02 ........................     22,500,000
  28,930,000    Texas Public Finance Authority
                1.40%, 12/09/02 ........................     28,930,000
  21,355,000    Texas State, TRAN
                2.75%, 08/29/03 ........................     21,580,430
  17,700,000    Texas State, TRAN
                2.75%, 08/29/03 ........................     17,883,979
  24,800,000    University of Texas
                University Revenue Financing System
                Series A
                1.80%, 08/15/13 (A).....................     24,800,000
                                                         --------------
                                                            305,844,409
                                                         --------------

                UTAH  - 0.70%

  12,100,000    Emery County, PCR
                Pacificorp Project
                1.90%, 07/01/15 (A)
                LOC: Bank One, N.A......................     12,100,000
                                                         --------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                VERMONT  - 1.37%

 $13,270,000    Vermont Educational & Health Buildings
                Financing Agency
                North County Hospital
                Series A
                1.90%, 10/01/32 (A)
                LOC: SunTrust Bank, N.A................. $   13,270,000
   6,460,000    Vermont Educational & Health Buildings
                Financing Agency
                Northwestern Project
                Series A
                1.90%, 09/01/31 (A)
                LOC: ABN Amro Bank N.V..................      6,460,000
   4,000,000    Vermont Educational & Health Buildings
                Financing Agency
                Springfield Project
                Series A
                1.90%, 09/01/31 (A)
                LOC: ABN Amro Bank N.V..................      4,000,000
                                                         --------------
                                                             23,730,000
                                                         --------------

                VIRGINIA  - 1.47%

  25,500,000    Dinwiddie County, IDA, Exempt Facility
                Chaparral East Project
                Series A, AMT
                2.05%, 09/01/28 (A)
                LOC: Bank of America, N.A...............     25,500,000
                                                         --------------

                WASHINGTON  - 2.39%

  26,290,000    Port of Seattle
                1.70%, 11/04/02
                LOC: Bank of America....................     26,290,000
   5,755,000    Port of Seattle
                1.50%, 11/08/02
                LOC: Bank of America....................      5,755,000
   4,700,000    Washington State
                Housing Finance Commission
                Non-Profit Revenue
                Evergreen School Project
                1.90%, 07/01/28 (A)
                LOC: Wells Fargo Bank, N.A..............      4,700,000
   4,630,000    Washington State EDFA
                RMI Investors LLC Project
                Series F, AMT
                2.00%, 08/01/26 (A)
                LOC: Wells Fargo Bank, N.A..............      4,630,000
                                                         --------------
                                                             41,375,000
                                                         --------------

                WEST VIRGINIA  - 2.67%

  19,850,000    West Virginia Public Energy Authority
                Morgantown Association Project
                Series 89-A
                1.40%, 12/06/02
                LOC: Dexia Credit Local de France ......     19,850,000


   PAR VALUE                                                   VALUE
  ----------                                                -----------

                WEST VIRGINIA  (CONTINUED)

 $26,500,000    West Virginia Public Energy Authority
                Morgantown Association Project
                Series A
                1.50%, 12/06/02
                LOC: Dexia Credit Local de France ...... $   26,500,000
                                                         --------------
                                                             46,350,000
                                                         --------------

                WISCONSIN  - 0.62%

  10,800,000    Wisconsin State HEFA
                University of Wisconsin
                Medical Foundation
                1.86%, 05/01/30 (A)
                LOC: LaSalle Bank, N.A..................     10,800,000
                                                         --------------
                TOTAL MUNICIPAL SECURITIES..............  1,718,382,165
                                                         --------------
                (Cost $1,718,382,165)

  SHARES
  ------

INVESTMENT COMPANIES - 0.11%

     913,509    Dreyfus Tax-Exempt
                Cash Management Fund....................        913,509
     166,114    Federated Tax-Free Obligations Fund ....        166,114
     815,512    SEI Tax-Exempt Trust Money Market Fund .        815,512
                                                         --------------
                TOTAL INVESTMENT COMPANIES..............      1,895,135
                                                         --------------
                (Cost $1,895,135)
TOTAL INVESTMENTS - 99.16%..............................  1,720,277,300
                                                         --------------
(Cost $1,720,277,300)*

NET OTHER ASSETS AND LIABILITIES - 0.84%................     14,546,415
                                                         --------------
NET ASSETS - 100.00%.................................... $1,734,823,715
                                                         ==============

-------------------------------------
*       Aggregate cost for federal tax purposes.
(A)     Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on October 31, 2002.
AMBAC   American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
BAN     Bond Anticipation Note
EFA     Education Facilities Authority
EDFA    Economic Development Finance Authority
FGIC    Federal Guaranty Insurance Corp.
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance Company
GNMA    Government National Mortgage Association
GO      General Obligation
HFDC    Health Facilities Development Corp.
HEFA    Health and Educational Facilities Authority
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDC     Industrial Development Corp.
IDR     Industrial Development Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
RAC     Revenue Anticipation Certificates
SPA     Stand-by Purchase Agreement
TRAN    Tax and Revenue Anticipation Notes

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------

MUNICIPAL SECURITIES - 102.17%

                ALABAMA  - 0.48%

 $1,425,000     Stevenson, IDB, Environmental
                Improvement Revenue
                The Mead Corp. Project
                Series A, AMT
                2.05%, 10/01/35 (A)
                LOC: Bank of America, N.A............... $    1,425,000
                                                         --------------

                CALIFORNIA  - 2.98%

  3,700,000     Los Angeles Regional Airport
                Improvement Corp., Lease Revenue
                Los Angeles International Airport
                2.04%, 12/01/25 (A)
                LOC: Societe Generale...................      3,700,000
  5,200,000     Regional Airport Improvement Corp.
                Los Angeles Terminal Facilities
                Completion Bond
                Los Angeles International Airport, AMT
                2.09%, 12/01/25 (A)
                LOC: Societe Generale...................      5,200,000
                                                         --------------
                                                              8,900,000
                                                         --------------

                CONNECTICUT  - 84.62%

 15,000,000     Connecticut State
                Series A, GO
                3.00%, 04/15/03 ........................     15,073,470
  7,000,000     Connecticut State
                Series B, GO
                1.75%, 05/15/14 (A)
                SPA: Bayerische Landesbank AG...........      7,000,000
  2,040,000     Connecticut State
                Series E, GO
                2.00%, 11/15/02 ........................      2,040,575
 12,910,000     Connecticut State Development Authority
                Health Care Revenue Corp. for Independent
                Living Project, Series 1990
                1.75%, 07/01/15 (A)
                LOC: JPMorgan Chase Bank................     12,910,000
  3,700,000     Connecticut State Development Authority
                Health Care Revenue Corp. for Independent
                Living Project, Series 93A
                1.75%, 07/01/17 (A)
                LOC: Dexia Credit Local de France ......      3,700,000
  2,600,000     Connecticut State Development Authority
                PCR, Central Vermont Public Service
                1.45%, 12/01/15 (A)
                LOC: Citizens Bank......................      2,600,000
  5,000,000     Connecticut State Development Authority
                Solid Waste, Rand/Whitney Project, AMT
                1.90%, 08/01/23 (A)
                LOC: Bank of Montreal...................      5,000,000
  7,100,000     Connecticut State HEFA
                Ascension Health Credit
                Series B
                1.85%, 11/15/29 (A).....................      7,100,000


  PAR VALUE                                                    VALUE
 ----------                                                 -----------

                CONNECTICUT  (CONTINUED)

$12,300,000     Connecticut State HEFA
                Hospital of St. Raphael
                Series J
                1.76%, 07/01/22 (A)
                LOC: KBC Bank N.V....................... $   12,300,000
 12,100,000     Connecticut State HEFA
                Hotchkiss School
                Series A
                1.80%, 07/01/30 (A)
                SPA: Northern Trust Co..................     12,100,000
  1,085,000     Connecticut State HEFA
                Marvelwood School Issue
                Series A
                1.76%, 07/01/30 (A)
                LOC: First Union National Bank..........      1,085,000
 11,800,000     Connecticut State HEFA
                Stamford Hospital
                Series H
                1.71%, 07/01/24 (A)
                Insured: MBIA
                SPA: JPMorgan Chase Bank................     11,800,000
  8,100,000     Connecticut State HEFA
                Summerwood University Park
                Series A
                1.76%, 07/01/30 (A)
                LOC: LaSalle Bank, N.A..................      8,100,000
  9,350,000     Connecticut State HEFA
                Taft School, Series E
                1.70%, 07/01/30 (A)
                LOC: First Union National Bank..........      9,350,000
  2,000,000     Connecticut State HEFA
                Yale University
                1.30%, 11/07/02 ........................      2,000,000
  3,800,000     Connecticut State HEFA
                Yale University
                1.65%, 12/06/02 ........................      3,800,000
  4,650,000     Connecticut State HEFA
                Yale University, Series U2
                2.05%, 07/01/33 (A).....................      4,650,000
 11,000,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series A-3, AMT
                1.75%, 05/15/32 (A)
                Insured: AMBAC
                SPA: FHLB...............................     11,000,000
 15,000,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Series B-3, AMT
                1.75%, 05/15/33 (A)
                Insured: AMBAC
                SPA: FHLB...............................     15,000,000
 16,375,000     Connecticut State HFA
                Housing Mortgage Finance Program
                Sub-Series C-2, AMT
                1.70%, 05/15/28 (A).....................     16,375,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


  PAR VALUE                                                    VALUE
 ----------                                                 -----------

                CONNECTICUT  (CONTINUED)

$ 1,490,000     Connecticut State Special Tax
                Obligation Revenue
                Transportation Infrastructure
                Series 1
                1.75%, 09/01/20 (A)
                Insured: FGIC
                SPA: Dexia Public Finance Bank.......... $    1,490,000
  1,000,000     Connecticut State Special Tax
                Obligation Revenue
                Transportation Infrastructure
                Series A
                6.50%, 06/01/03 ........................      1,029,922
  5,600,000     Danbury, BAN, GO
                1.75%, 02/07/03 ........................      5,608,143
 12,500,000     East Lyme, BAN, GO
                1.75%, 08/07/03 ........................     12,534,779
  7,000,000     Fairfield, BAN, GO
                3.00%, 08/01/03 ........................      7,082,126
  1,645,000     Fairfield, Series A, GO
                4.00%, 04/01/03 ........................      1,657,720
  1,565,000     Hamden, GO
                4.00%, 08/15/03
                Insured: MBIA...........................      1,596,328
  3,000,000     Manchester, Temporary Notes, GO
                2.00%, 07/03/03 ........................      3,011,450
  7,120,000     Milford, BAN, GO
                2.00%, 11/07/02 ........................      7,120,056
  3,220,000     Milford, BAN, GO
                2.25%, 11/06/03 ........................      3,240,544
  4,500,000     New Haven, Series A
                1.20%, 11/08/02
                SPA: Landesbank Hessen-Thuringer GZ ....      4,500,000
  4,900,000     New Haven, Series A
                1.35%, 12/10/02
                SPA: Landesbank Hessen-Thuringer GZ ....      4,900,000
 10,000,000     Norwalk, GO
                1.75%, 02/01/17 (A)
                SPA: Dexia Credit Local de France ......     10,000,000
  3,400,000     Oxford, BAN, GO
                3.00%, 01/31/03 ........................      3,409,485
  1,055,000     Plainfield, GO
                3.00%, 08/01/03
                Insured: MBIA...........................      1,067,458
  2,900,000     Ridgefield, BAN, GO
                2.00%, 03/20/03 ........................      2,907,171
 13,650,000     Southbury, BAN
                1.40%, 12/16/02 ........................     13,650,495
  5,000,000     University of Connecticut
                Series A, GO
                4.00%, 04/01/03 ........................      5,039,681
                                                         --------------
                                                            252,829,403
                                                         --------------


  PAR VALUE                                                    VALUE
 ----------                                                 -----------

                DISTRICT OF COLUMBIA - 1.67%

$ 5,000,000     Metropolitan Washington D.C.
                Airport Authority System
                Series C, AMT
                1.95%, 10/01/21 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France ...... $    5,000,000
                                                         --------------

                INDIANA  - 1.91%

  1,700,000     Indianapolis Airport Authority
                1.90%, 11/01/02
                LOC: Bank One, N.A......................      1,700,000
  4,000,000     Indianapolis Multi-Family Revenue
                Nora Pines Apartments Project, AMT
                1.90%, 10/15/31 (A)
                LOC: FNMA...............................      4,000,000
                                                         --------------
                                                              5,700,000
                                                         --------------

                MICHIGAN  - 0.50%

  1,500,000     Michigan State Strategic Fund, Ltd.
                Obligation Revenue
                Pioneer Laboratories, Inc. Project
                1.95%, 09/01/12 (A)
                LOC: Bank One, N.A......................      1,500,000
                                                         --------------

                MINNESOTA  - 1.54%

  1,000,000     Hubbard County Solid Waste
                Disposal Revenue
                Potlatch Corp. Project, AMT
                1.95%, 08/01/14 (A)
                LOC: Wachovia Bank, N.A.................      1,000,000
  2,235,000     Minneapolis Multi-Family Revenue
                Driftwood Apartments Project
                Series A, AMT
                2.10%, 10/01/24 (A)
                LOC: U.S. Bank, N.A.....................      2,235,000
  1,350,000     Minneapolis Multi-Family Revenue
                Gateway Real Estate, AMT
                2.05%, 10/01/32 (A)
                LOC: LaSalle Bank, N.A..................      1,350,000
                                                         --------------
                                                              4,585,000
                                                         --------------

                PUERTO RICO  - 3.31%

  9,900,000     Puerto Rico Commonwealth
                Highway & Transportation Authority
                Series A
                1.80%, 07/01/28 (A)
                Insured: AMBAC
                SPA: Bank of Nova Scotia................      9,900,000
                                                         --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


   PAR VALUE                                                   VALUE
  ----------                                                -----------


                SOUTH CAROLINA  - 0.84%

$ 2,500,000     South Carolina Jobs EDA
                Rock-Tenn Converting Co. Project, AMT
                2.00%, 04/01/32 (A)
                LOC: SunTrust Bank, N.A................. $    2,500,000
                                                         --------------

                TEXAS  - 3.28%

  4,800,000     Brazos River, Harbor Navigation District
                Brazoria County Environmental Facilities
                Merey Sweeny Project
                Series A, AMT
                2.10%, 04/01/21 (A)
                LOC: JPMorgan Chase Bank................      4,800,000
  5,000,000     Houston Higher Education Finance Corp.
                Rice University
                1.35%, 12/13/02 ........................      5,000,000
                                                         --------------
                                                              9,800,000
                                                         --------------

                WASHINGTON  - 1.04%

  3,100,000     Port of Seattle, Series B1
                1.40%, 11/04/02
                LOC: Bank of America,N.A................      3,100,000
                                                         --------------
                TOTAL MUNICIPAL SECURITIES..............    305,239,403
                                                         --------------
                (Cost $305,239,403)

  SHARES
  ------

INVESTMENT COMPANY - 0.24%

    722,841     SEI Tax-Exempt Trust Money Market Fund..        722,841
                                                         --------------
                TOTAL INVESTMENT COMPANY................        722,841
                                                         --------------
                (Cost $722,841)
TOTAL INVESTMENTS - 102.41%.............................    305,962,244
                                                         --------------
(Cost $305,962,244)*

NET OTHER ASSETS AND LIABILITIES - (2.41)%..............     (7,193,370)
                                                         --------------
NET ASSETS - 100.00%.................................... $  298,768,874
                                                         ==============

----------------------------------------------
*       Aggregate cost for federal tax purposes.
(A)     Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on October 31, 2002.
AMBAC   American Municipal Bond Assurance Corp.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
BAN     Bond Anticipation Note
EDA     Economic Development Authority
FGIC    Federal Guaranty Insurance Corp.
FHLB    Federal Home Loan Bank
FSA     Financial Security Assurance Company
GO      General Obligation
HEFA    Health and Educational Facilities Authority
HFA     Housing Finance Authority
IDB     Industrial Development Board
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
PCR     Pollution Control Revenue
SPA     Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002


  PAR VALUE                                                    VALUE
 ----------                                                 -----------

MUNICIPAL SECURITIES - 101.76%

                ARKANSAS  - 1.07%

$ 4,800,000     West Memphis Public Facilities
                Board, Multi-Family Revenue
                Meadows Apartments Project, AMT
                1.90%, 12/01/34 (A)
                LOC: FHLMC.............................. $    4,800,000
                                                         --------------

                CALIFORNIA  - 1.56%

  1,000,000     Los Angeles Regional Airports
                Improvement Corp., Lease Revenue
                Los Angeles International Airport
                2.04%, 12/01/25 (A)
                LOC: Societe Generale...................      1,000,000
  6,000,000     Regional Airports Improvement Corp.
                Los Angeles Terminal Facilities
                Completion Bond
                Los Angeles International Airport, AMT
                2.09%, 12/01/25 (A)
                LOC: Societe Generale...................      6,000,000
                                                         --------------
                                                              7,000,000
                                                         --------------

                DISTRICT OF COLUMBIA - 1.12%

  5,000,000     Metropolitan Washington D.C.
                Airport Authority System
                Series C, AMT
                1.95%, 10/01/21 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France ......      5,000,000
                                                         --------------

                INDIANA  - 0.89%

  4,000,000     Vigo County, Economic Development
                Revenue, Monninger Corp.
                Project, AMT
                2.20%, 12/01/17 (A)
                LOC: Wells Fargo Bank, N.A..............      4,000,000
                                                         --------------

                MASSACHUSETTS  - 90.17%

  5,000,000     Acton & Boxborough Regional
                School District, BAN
                2.75%, 04/03/03 ........................      5,011,275
  5,600,000     Andover, BAN, GO
                2.25%, 12/20/02 ........................      5,606,319
  3,000,000     Beverly, BAN, GO
                2.50%, 02/06/03 ........................      3,006,426
  5,890,000     Boston, Series A, GO
                3.00%, 02/01/03 ........................      5,902,292
  6,000,000     Cohasset, BAN, GO
                2.13%, 07/25/03 ........................      6,026,264


 PAR VALUE                                                     VALUE
----------                                                  -----------

                MASSACHUSETTS  (CONTINUED)

$ 7,000,000     Dover & Sherborn Regional
                School District, BAN
                2.50%, 11/14/03 ........................  $   7,056,280
  5,000,000     Dover, BAN, GO
                2.75%, 06/20/03 ........................      5,034,555
  1,544,000     Duxbury, BAN, GO
                2.50%, 01/15/03 ........................      1,547,359
  5,000,000     Framingham, BAN, GO
                2.25%, 03/21/03 ........................      5,015,019
  4,200,000     Grafton, BAN, GO
                2.50%, 10/23/03 ........................      4,241,169
  7,350,000     Massachusetts State
                Series B, GO
                1.80%, 08/01/15 (A)
                SPA: Landesbank Hessen-Thuringen GZ ....      7,350,000
 12,450,000     Massachusetts State
                Series B, GO
                1.80%, 09/01/16 (A)
                SPA: Toronto-Dominion Bank..............     12,450,000
  5,500,000     Massachusetts State Development
                Finance Agency
                1.35%, 12/20/02
                LOC: First Union........................      5,500,000
  4,000,000     Massachusetts State Development
                Finance Agency
                1.50%, 01/17/03
                LOC: First Union........................      4,000,000
  3,000,000     Massachusetts State Development
                Finance Agency
                Charles River School Project
                1.77%, 10/01/32 (A)
                LOC: Citizens Bank of Massachusetts ....      3,000,000
  9,900,000     Massachusetts State Development
                Finance Agency
                Dexter School Project
                1.85%, 05/01/31 (A)
                Insured: MBIA
                LOC: First Union National Bank..........      9,900,000
  6,000,000     Massachusetts State Development
                Finance Agency
                Elderhostel, Inc.
                1.85%, 08/01/30 (A)
                LOC: Royal Bank of Scotland.............      6,000,000
 10,000,000     Massachusetts State Development
                Finance Agency
                Gordon College
                1.78%, 09/01/32 (A)
                LOC: Citizens Bank of Massachusetts ....     10,000,000
  7,000,000     Massachusetts State Development
                Finance Agency
                Smith College
                1.85%, 07/01/24 (A).....................      7,000,000
  2,690,000     Massachusetts State Development
                Finance Agency
                Smith College
                1.85%, 07/01/29 (A).....................      2,690,000




                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

   PAR VALUE                                                   VALUE
  ----------                                                -----------

                MASSACHUSETTS  (CONTINUED)

$19,690,000     Massachusetts State HEFA
                Amherst College
                Series F
                1.76%, 11/01/26 (A)..................... $   19,690,000
  6,600,000     Massachusetts State HEFA
                Bentley College
                Series K
                1.85%, 07/01/30 (A)
                LOC: State Street Bank..................      6,600,000
  7,000,000     Massachusetts State HEFA
                Berklee College of Music
                Series D
                1.76%, 10/01/27 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston.........      7,000,000
 10,000,000     Massachusetts State HEFA
                Capital Asset Program
                Series M-1
                1.83%, 07/01/31 (A)
                LOC: Citizens Bank of Massachusetts ....     10,000,000
 15,400,000     Massachusetts State HEFA
                Harvard University
                Series BB
                1.70%, 02/01/34 (A).....................     15,400,000
 14,520,000     Massachusetts State HEFA
                Newton Wellesley Hospital
                Series F
                1.76%, 07/01/25 (A)
                Insured: MBIA
                SPA: Credit Suisse First Boston.........     14,520,000
 10,700,000     Massachusetts State HEFA
                Partners Healthcare System
                Series P-2
                1.75%, 07/01/27 (A)
                Insured: FSA
                SPA: JPMorgan Chase Bank
                SPA: Bayerische Landesbank GZ...........     10,700,000
  4,100,000     Massachusetts State HEFA
                Wellesley College Issue
                Series E
                1.65%, 07/01/22 (A).....................      4,100,000
 26,400,000     Massachusetts State HFA
                Multi-Family, Series A
                1.75%, 12/01/25 (A)
                Insured: GNMA
                SPA: HSBC Bank U.S.A....................     26,400,000
 15,000,000     Massachusetts State HFA
                Single-Family, AMT
                1.80%, 12/01/30 (A)
                Insured: FSA
                SPA: Dexia Credit Local de France ......     15,000,000
  2,500,000     Massachusetts State IFA
                Buckingham Browne Nichols Issue
                1.80%, 05/01/27 (A)
                LOC: State Street Bank..................      2,500,000





  PAR VALUE                                                    VALUE
 ----------                                                 -----------

                MASSACHUSETTS  (CONTINUED)

$ 6,700,000     Massachusetts State IFA
                Governor Dummer Academy
                1.85%, 07/01/26 (A)
                LOC: Citizens Bank...................... $    6,700,000
  2,600,000     Massachusetts State IFA
                KMS Cos. Issue, AMT
                1.85%, 05/01/16 (A)
                LOC: Citizens Bank of Massachusetts ....      2,600,000
 10,000,000     Massachusetts State Water
                Resource Authority
                1.30%, 12/13/02
                LOC: JPMorgan Chase Bank................     10,000,000
 16,700,000     Massachusetts State Water
                Resource Authority
                1.45%, 01/31/03
                LOC: JPMorgan Chase Bank................     16,700,000
 11,100,000     Massachusetts State Water
                Resource Authority
                Series B
                1.75%, 08/01/28 (A)
                LOC: Landesbank Hessen-Thuringen GZ ....     11,100,000
  5,500,000     Milton, BAN, GO
                2.25%, 12/13/02 ........................      5,502,170
  8,000,000     Nashoba Valley Technical
                High School, BAN
                2.50%, 08/15/03 ........................      8,065,095
  5,514,000     Needham, BAN, GO
                2.13%, 06/27/03 ........................      5,532,928
  9,000,000     Newton, BAN, GO
                2.25%, 08/29/03 ........................      9,042,778
  2,771,000     Northborough-Southborough Regional
                School District, BAN, Series A, GO
                2.50%, 05/01/03 ........................      2,784,079
  3,200,000     Sherborn, BAN, GO
                2.25%, 03/07/03 ........................      3,202,143
 13,710,000     Shirley, BAN, GO
                3.00%, 04/09/03 ........................     13,747,924
 12,930,600     Stoneham, GO
                2.00%, 01/24/03 ........................     12,948,858
 17,320,000     Waltham, BAN, GO
                1.70%, 02/14/03 ........................     17,324,385
  6,170,000     Waltham, BAN, GO
                2.00%, 02/14/03 ........................      6,179,928
  9,520,000     Wayland, BAN, GO
                2.50%, 11/21/02 ........................      9,523,069
  2,745,000     Weston, BAN, Series B
                2.50%, 02/14/03 ........................      2,751,754
 11,500,000     Westwood, GO
                2.50%, 08/07/03 ........................     11,588,322
                                                         --------------
                                                            403,540,391
                                                         --------------

                MINNESOTA  - 0.96%

  2,800,000     Hennepin County Housing & Redevelopment
                Authority, Multi-Family Revenue
                Stone Arch Apartments Project, AMT
                2.05%, 04/15/35 (A)
                LOC: LaSalle Bank, N.A..................      2,800,000





                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002


  PAR VALUE                                                    VALUE
 ----------                                                 -----------

                MINNESOTA  (CONTINUED)

$ 1,500,000     Montrose, IDR
                Lyman Lumber Co., AMT
                2.05%, 05/01/26 (A)
                LOC: U.S. Bank, N.A..................... $    1,500,000
                                                         --------------
                                                              4,300,000
                                                         --------------

                PENNSYLVANIA  - 0.83%

  3,700,000     Allegheny County, IDA
                Residential Rental Development
                Series A, AMT
                1.94%, 07/01/26 (A)
                LOC: First Union........................      3,700,000
                                                         --------------

                SOUTH CAROLINA  - 0.31%

  1,380,000     South Carolina State Housing, Finance &
                Development Authority, Multi-Family
                Revenue, Rental Housing, Arrington
                Place Apartments Project, AMT
                2.00%, 12/01/33 (A)
                LOC: SunTrust Bank, N.A.................      1,380,000
                                                         --------------

                TEXAS  - 4.35%

  6,100,000     Greater East Texas
                Higher Education Authority Revenue
                Series A, AMT
                1.90%, 05/01/11 (A)
                LOC: Student Loan Marketing.............      6,100,000
  3,500,000     Gulf Coast IDA
                Environmental Facilites Revenue
                CITGO Petroleum Corp. Project, AMT
                1.90%, 02/01/32 (A)
                LOC: Royal Bank of Canada...............      3,500,000
  7,100,000     Gulf Coast Waste Disposal Authority
                Environmental Facilities Revenue
                ExxonMobil Project, AMT
                2.05%, 12/01/25 (A).....................      7,100,000
  2,750,000     Gulf Coast Waste Disposal Authority
                Environmental Facilities Revenue
                Waste Corp. Project, AMT
                2.05%, 09/01/22 (A)
                LOC: Wells Fargo Bank, N.A..............      2,750,000
                                                         --------------
                                                             19,450,000
                                                         --------------

                WASHINGTON  - 0.50%

  2,220,000     Washington State Housing
                Finance Commission, Multi-Family
                Revenue, Regency Park
                Apartments Project, Series A, AMT
                2.05%, 10/01/29 (A)
                LOC: U.S. Bank, N.A.....................      2,220,000
                                                         --------------
                TOTAL MUNICIPAL SECURITIES..............    455,390,391
                                                         --------------
                (Cost $455,390,391)



  SHARES                                                        VALUE
 ----------                                                 -----------

INVESTMENT COMPANIES - 0.05%

    131,157     Federated Municipal Trust
                Massachusetts Municipal Cash Trust ..... $      131,157
     84,587     SEI Tax-Exempt Trust Money Market Fund .         84,587
                                                         --------------
                TOTAL INVESTMENT COMPANIES..............        215,744
                                                         --------------
                (Cost $215,744)

TOTAL INVESTMENTS - 101.81%.............................    455,606,135
                                                         --------------
(Cost $455,606,135)*

NET OTHER ASSETS AND LIABILITIES - (1.81)%..............     (8,080,982)
                                                         --------------
NET ASSETS - 100.00%.................................... $  447,525,153
                                                         ==============

------------------------------------
*       Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features that mature within one year. The interest rate shown reflects the rate in effect on October 31, 2002.
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to the federal AMT for individuals.
BAN     Bond Anticipation Note
FHLMC   Federal Home Loan Mortgage Corporation
FSA     Financial Security Assurance Company
GNMA    Government National Mortgage Association
GO      General Obligation
HEFA    Health and Educational Facilities Authority
HFA     Housing Finance Authority
IDA     Industrial Development Authority
IDR     Industrial Development Revenue
IFA     Industrial Finance Authority
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association
SPA     Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
GALAXY MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002


                                                                          MONEY               GOVERNMENT           U.S. TREASURY
                                                                          MARKET             MONEY MARKET          MONEY MARKET
                                                                           FUND                  FUND                  FUND
                                                                    ------------------    ------------------    ------------------
ASSETS:
   Investments (Note 2)
     Investments at amortized cost..............................    $    4,177,514,582    $      428,607,835    $    1,486,617,028
     Repurchase agreements......................................           109,218,000           310,567,000                    --
                                                                    ------------------    ------------------    ------------------
       Total Investments at value...............................         4,286,732,582           739,174,835         1,486,617,028
   Cash.........................................................                   831                   271                   896
   Receivable for investments sold..............................                    --                    --                    --
   Interest and dividends receivable............................             4,983,991               431,285               681,530
                                                                    ------------------    ------------------    ------------------
     Total Assets...............................................         4,291,717,404           739,606,391         1,487,299,454
                                                                    ------------------    ------------------    ------------------

LIABILITIES:
   Distributions payable........................................             2,539,092               453,214               793,418
   Payable for investments purchased............................                    --                    --                    --
   Payable to custodian.........................................                    --                    --                    --
   Payable to Fleet and affiliates (Note 3).....................             1,854,971               310,376               638,919
   Trustees' fees and expenses payable (Note 3).................               127,342                31,752                43,494
   Accrued expenses and other payables..........................               709,959                94,620               162,796
                                                                    ------------------    ------------------    ------------------
     Total Liabilities..........................................             5,231,364               889,962             1,638,627
                                                                    ------------------    ------------------    ------------------
NET ASSETS......................................................    $    4,286,486,040    $      738,716,429    $    1,485,660,827
                                                                    ==================    ==================    ==================

NET ASSETS CONSIST OF:
   Par value (Note 5)...........................................    $        4,286,514    $          738,758    $        1,485,458
   Paid-in capital in excess of par value.......................         4,281,944,704           738,018,845         1,483,745,190
   Undistributed (overdistributed) net investment income........               255,203               (41,174)              430,179
   Accumulated net realized (loss) on investments sold..........                  (381)                   --                    --
                                                                    ------------------    ------------------    ------------------
TOTAL NET ASSETS................................................    $    4,286,486,040    $      738,716,429    $    1,485,660,827
                                                                    ==================    ==================    ==================

Retail A Shares:
   Net assets...................................................    $    2,242,140,883    $      258,545,430    $      716,936,176
   Shares of beneficial interest outstanding....................         2,242,003,687           258,567,665           716,693,967
                                                                    ------------------    ------------------    ------------------
   NET ASSET VALUE, offering and redemption price per share.....    $             1.00    $             1.00    $             1.00
                                                                    ==================    ==================    ==================

Retail B Shares:
   Net assets...................................................    $        5,438,899                   N/A                   N/A
   Shares of beneficial interest outstanding....................             5,439,118                   N/A                   N/A
                                                                    ------------------    ------------------    ------------------
   NET ASSET VALUE and offering price per share*................    $             1.00                   N/A                   N/A
                                                                    ==================    ==================    ==================

Trust Shares:
   Net assets...................................................    $    2,038,906,258    $      480,170,999    $      768,724,651
   Shares of beneficial interest outstanding....................         2,039,070,927           480,189,937           768,763,610
                                                                    ------------------    ------------------    ------------------
   NET ASSET VALUE, offering and redemption price per share.....    $             1.00    $             1.00    $             1.00
                                                                    ==================    ==================    ==================



                                                                  TAX-EXEMPT
                                                                 MONEY MARKET      CONNECTICUT MUNICIPAL  MASSACHUSETTS MUNICIPAL
                                                                     FUND             MONEY MARKET FUND       MONEY MARKET FUND
                                                               ------------------    ------------------      ------------------
ASSETS:
   Investments (Note 2)
     Investments at amortized cost...........................  $    1,720,277,300     $     305,962,244      $      455,606,135
     Repurchase agreements...................................                  --                    --                      --
                                                               ------------------    ------------------      ------------------
       Total Investments at value............................       1,720,277,300           305,962,244             455,606,135
   Cash......................................................                  --                   428                  22,276
   Receivable for investments sold...........................          28,192,822            11,860,354                      --
   Interest and dividends receivable.........................           4,729,718               872,369               2,153,161
                                                               ------------------    ------------------      ------------------
     Total Assets............................................       1,753,199,840           318,695,395             457,781,572
                                                               ------------------    ------------------      ------------------

LIABILITIES:
   Distributions payable.....................................           1,451,511               131,621                 160,537
   Payable for investments purchased.........................          16,128,640            19,615,544               9,840,359
   Payable to custodian......................................               1,916                    --                      --
   Payable to Fleet and affiliates (Note 3)..................             694,051               150,107                 219,674
   Trustees' fees and expenses payable (Note 3)..............              32,780                 6,780                   8,900
   Accrued expenses and other payables.......................              67,227                22,469                  26,949
                                                               ------------------    ------------------      ------------------
     Total Liabilities.......................................          18,376,125            19,926,521              10,256,419
                                                               ------------------    ------------------      ------------------
NET ASSETS...................................................  $   1,734,823,715     $     298,768,874       $      447,525,153
                                                               ==================    ==================      ==================

NET ASSETS CONSIST OF:
   Par value (Note 5)........................................  $        1,735,141    $          298,775      $          447,542
   Paid-in capital in excess of par value....................       1,733,233,429           298,476,307             447,094,112
   Undistributed (overdistributed) net investment income.....             (19,467)               (5,391)                 (4,085)
   Accumulated net realized (loss) on investments sold.......            (125,388)                 (817)                (12,416)
                                                               ------------------    ------------------      ------------------
TOTAL NET ASSETS.............................................  $    1,734,823,715    $      298,768,874      $      447,525,153
                                                               ==================    ==================      ==================

Retail A Shares:
   Net assets................................................  $      269,140,677    $      298,768,874      $      447,525,153
   Shares of beneficial interest outstanding.................         269,197,779           298,775,081             447,541,655
                                                               ------------------    ------------------      ------------------
   NET ASSET VALUE, offering and redemption price per share..  $             1.00    $             1.00      $             1.00
                                                               ==================    ==================      ==================

Retail B Shares:
   Net assets................................................                 N/A                   N/A                     N/A
   Shares of beneficial interest outstanding.................                 N/A                   N/A                     N/A
                                                               ------------------    ------------------      ------------------
   NET ASSET VALUE and offering price per share*.............                 N/A                   N/A                     N/A
                                                               ==================    ==================      ==================

Trust Shares:
   Net assets................................................  $    1,465,683,038                   N/A                     N/A
   Shares of beneficial interest outstanding.................       1,465,943,087                   N/A                     N/A
                                                               ------------------    ------------------      ------------------
   NET ASSET VALUE, offering and redemption price per share..  $             1.00                   N/A                     N/A
                                                               ==================    ==================      ==================

-------------------------------------------------------------------

* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     26-27

--------------------------------------------------------------------------------
GALAXY MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                          MONEY               GOVERNMENT          U.S. TREASURY
                                                                          MARKET             MONEY MARKET          MONEY MARKET
                                                                           FUND                  FUND                  FUND
                                                                    ------------------    ------------------    ------------------
INVESTMENT INCOME:
   Interest (Note 2)............................................    $      106,391,946    $       15,618,579    $       30,691,036
   Dividends (Note 2)...........................................                    --               153,851                    --
                                                                    ------------------    ------------------    ------------------
     Total investment income....................................           106,391,946            15,772,430            30,691,036
                                                                    ------------------    ------------------    ------------------
EXPENSES:
   Investment advisory fee (Note 3).............................            20,816,293             3,169,915             6,039,831
   Administration fee (Note 3)..................................             3,420,944               520,945             1,063,684
   Custodian fee (Note 3).......................................                18,081                16,502                19,514
   Fund accounting fee (Note 3).................................               147,644                98,455               140,917
   Professional fees (Note 3)...................................               206,935                43,113                73,818
   Shareholder servicing and 12b-1 fees (Note 3)................             2,530,721               330,142               760,988
   Transfer agent fee (Note 3)..................................             2,367,283               304,647               440,507
   Trustees' fees and expenses (Note 3).........................                65,958                10,213                25,587
   Reports to shareholders (Note 3).............................             1,255,483               168,936               254,700
   Miscellaneous................................................               223,561                55,619                84,600
                                                                    ------------------    ------------------    ------------------
     Total expenses before reimbursement/waiver (Note 4)........            31,052,903             4,718,487             8,904,146
                                                                    ------------------    ------------------    ------------------
     Less: reimbursement/waiver (Note 4)........................            (2,234,536)              (43,149)               (7,800)
                                                                    ------------------    ------------------    ------------------
       Total expenses net of reimbursement/waiver...............            28,818,367             4,675,338             8,896,346
                                                                    ------------------    ------------------    ------------------
NET INVESTMENT INCOME...........................................            77,573,579            11,097,092            21,794,690
                                                                    ------------------    ------------------    ------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD (NOTE 2)...........                  (381)                   --                    --
                                                                    ------------------    ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $       77,573,198    $       11,097,092    $       21,794,690
                                                                    ==================    ==================    ==================



                                                                   TAX-EXEMPT
                                                                  MONEY MARKET      CONNECTICUT MUNICIPAL  MASSACHUSETTS MUNICIPAL
                                                                      FUND            MONEY MARKET FUND       MONEY MARKET FUND
                                                               ------------------    ------------------      ------------------
INVESTMENT INCOME:
   Interest (Note 2).........................................  $       28,208,019    $        4,467,296      $        8,244,125
   Dividends (Note 2)........................................             442,917                51,379                  92,094
                                                               ------------------    ------------------      ------------------
     Total investment income.................................          28,650,936             4,518,675               8,336,219
                                                               ------------------    ------------------      ------------------
EXPENSES:
   Investment advisory fee (Note 3)..........................           7,152,015             1,212,557               2,098,805
   Administration fee (Note 3)...............................           1,176,173               197,616                 341,963
   Custodian fee (Note 3)....................................              31,002                12,880                  17,684
   Fund accounting fee (Note 3)..............................             145,678                57,208                  80,947
   Professional fees (Note 3)................................              72,584                30,266                  31,276
   Shareholder servicing and 12b-1 fees (Note 3).............             266,294               302,549                 394,726
   Transfer agent fee (Note 3)...............................              67,985                26,068                  14,069
   Trustees' fees and expenses (Note 3)......................              26,043                 3,473                   6,800
   Reports to shareholders (Note 3)..........................              43,818                13,052                  10,949
   Miscellaneous.............................................              58,518                17,669                  24,771
                                                               ------------------    ------------------      ------------------
     Total expenses before reimbursement/waiver (Note 4).....           9,040,110             1,873,338               3,021,990
                                                               ------------------    ------------------      ------------------
     Less: reimbursement/waiver (Note 4).....................            (526,802)               (7,800)                 (7,800)
                                                               ------------------    ------------------      ------------------
       Total expenses net of reimbursement/waiver............           8,513,308             1,865,538               3,014,190
                                                               ------------------    ------------------      ------------------
NET INVESTMENT INCOME........................................          20,137,628             2,653,137               5,322,029
                                                               ------------------    ------------------      ------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD (NOTE 2)........                   7                    --                      --
                                                               ------------------    ------------------      ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........  $       20,137,635    $        2,653,137      $        5,322,029
                                                               ==================    ==================      ==================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      28-29

--------------------------------------------------------------------------------
GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           MONEY MARKET                   GOVERNMENT
                                                                               FUND                    MONEY MARKET FUND
                                                                  -----------------------------  -----------------------------
                                                                      YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                                                       2002           2001            2002           2001
                                                                  --------------  -------------  -------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ..............................  $5,697,037,712 $4,908,185,054  $ 936,095,293  $  861,773,686
                                                                  --------------  -------------  -------------  --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................      77,573,579    235,896,061     11,097,092      37,829,940
   Net realized gain (loss) on investments sold ................            (381)        13,013             --              --
                                                                  --------------  -------------  -------------  --------------
     Net increase in net assets resulting from operations ......      77,573,198    235,909,074     11,097,092      37,829,940
                                                                  --------------  -------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................     (37,890,354)  (135,266,871)    (4,379,274)    (14,359,108)
                                                                  --------------  -------------  -------------  --------------
   RETAIL B SHARES:
     Net investment income .....................................         (46,952)      (117,071)           N/A             N/A
                                                                  --------------  -------------  -------------  --------------
   TRUST SHARES:
     Net investment income .....................................     (39,636,273)   (96,759,725)    (6,717,818)    (23,470,832)
                                                                  --------------  -------------  -------------  --------------
   BKB SHARES:
     Net investment income .....................................             N/A     (3,752,286)           N/A             N/A
                                                                  --------------  -------------  -------------  --------------
       Total Distributions to shareholders .....................     (77,573,579)  (235,895,953)   (11,097,092)    (37,829,940)
                                                                  --------------  -------------  -------------  --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............  (1,410,551,291)   788,839,537   (197,378,864)     74,321,607
                                                                  --------------  -------------  -------------  --------------
   Net increase (decrease) in net assets .......................  (1,410,551,672)   788,852,658   (197,378,864)     74,321,607
                                                                  --------------  -------------  -------------  --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................  $4,286,486,040 $5,697,037,712  $ 738,716,429  $  936,095,293
                                                                  ==============  =============  =============  ==============
(A) Undistributed (overdistributed) net investment income ......  $      255,203  $     243,221  $     (41,174) $      (41,174)
                                                                  ==============  =============  =============  ==============

--------------------------------------------------------------------
(1) For details on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 32 and 33.


                                                                           U.S. TREASURY                   TAX-EXEMPT
                                                                         MONEY MARKET FUND              MONEY MARKET FUND
                                                                  ------------------------------  ------------------------------
                                                                      YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                                       2002            2001            2002            2001
                                                                  --------------  --------------  --------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ..............................  $1,780,605,787  $1,300,306,203  $1,776,789,540  $1,576,274,597
                                                                  --------------  --------------  --------------  --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................      21,794,690      62,952,613      20,137,628      45,798,169
   Net realized gain (loss) on investments sold ................              --          80,730               7             (85)
                                                                  --------------  --------------  --------------  --------------
     Net increase in net assets resulting from operations ......      21,794,690      63,033,343      20,137,635      45,798,084
                                                                  --------------  --------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................     (10,465,937)    (27,235,271)     (3,007,774)     (5,763,547)
                                                                  --------------  --------------  --------------  --------------
   RETAIL B SHARES:
     Net investment income .....................................             N/A             N/A             N/A             N/A
                                                                  --------------  --------------  --------------  --------------
   TRUST SHARES:
     Net investment income .....................................     (11,328,753)    (28,988,771)    (17,129,854)    (38,564,636)
                                                                  --------------  --------------  --------------  --------------
   BKB SHARES:
     Net investment income .....................................             N/A      (6,728,567)            N/A      (1,470,000)
                                                                  --------------  --------------  --------------  --------------
       Total Distributions to shareholders .....................     (21,794,690)    (62,952,609)    (20,137,628)    (45,798,183)
                                                                  --------------  --------------  --------------  --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............    (294,944,960)    480,218,850     (41,965,832)    200,515,042
                                                                  --------------  --------------  --------------  --------------
   Net increase (decrease) in net assets .......................    (294,944,960)    480,299,584     (41,965,825)    200,514,943
                                                                  --------------  --------------  --------------  --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................  $1,485,660,827  $1,780,605,787  $1,734,823,715  $1,776,789,540
                                                                  ==============  ==============  ==============  ==============
(A) Undistributed (overdistributed) net investment income ......  $      430,179  $      316,541  $      (19,467) $      (19,467)
                                                                  ==============  ==============  ==============  ==============



                                                                      CONNECTICUT MUNICIPAL         MASSACHUSETTS MUNICIPAL
                                                                        MONEY MARKET FUND              MONEY MARKET FUND
                                                                  -----------------------------  -----------------------------
                                                                      YEARS ENDED OCTOBER 31,        YEARS ENDED OCTOBER 31,
                                                                       2002           2001            2002           2001
                                                                  --------------  -------------  -------------  --------------
NET ASSETS AT BEGINNING OF PERIOD ..............................  $  273,924,569  $ 262,148,790  $ 521,738,562  $  480,835,328
                                                                  --------------  -------------  -------------  --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income .......................................       2,653,137      6,747,976      5,322,029      13,720,028
   Net realized gain (loss) on investments sold ................              --             --             --              --
                                                                  --------------  -------------  -------------  --------------
     Net increase in net assets resulting from operations ......       2,653,137      6,747,976      5,322,029      13,720,028
                                                                  --------------  -------------  -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
     Net investment income .....................................      (2,653,137)    (6,747,976)    (5,322,029)    (13,720,028)
                                                                  --------------  -------------  -------------  --------------
   RETAIL B SHARES:
     Net investment income .....................................             N/A            N/A            N/A             N/A
                                                                  --------------  -------------  -------------  --------------
   TRUST SHARES:
     Net investment income .....................................             N/A            N/A            N/A             N/A
                                                                  --------------  -------------  -------------  --------------
   BKB SHARES:
     Net investment income .....................................             N/A            N/A            N/A             N/A
                                                                  --------------  -------------  -------------  --------------
       Total Distributions to shareholders .....................      (2,653,137)    (6,747,976)    (5,322,029)    (13,720,028)
                                                                  --------------  -------------  -------------  --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) .............      24,844,305     11,775,779    (74,213,409)     40,903,234
                                                                  --------------  -------------  -------------  --------------
   Net increase (decrease) in net assets .......................      24,844,305     11,775,779    (74,213,409)     40,903,234
                                                                  --------------  -------------  -------------  --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .................  $  298,768,874  $ 273,924,569  $ 447,525,153  $  521,738,562
                                                                  ==============  =============  =============  ==============
(A) Undistributed (overdistributed) net investment income ......  $       (5,391) $      (5,391) $      (4,085) $       (4,086)
                                                                  ==============  =============  =============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      30-31

--------------------------------------------------------------------------------
GALAXY MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS--
CAPITAL STOCK ACTIVITY

                                                                                            MONEY MARKET
                                                                                                FUND
                                                                                  ----------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                        2002              2001
                                                                                  ----------------  ----------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $  6,704,181,580  $  9,365,271,720
   Issued in connection with acquisition (Note 7) ..............................                --         4,045,016
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .                --       108,911,190
   Issued to shareholders in reinvestment of dividends .........................        37,686,563       134,594,229
   Repurchased .................................................................    (7,639,843,619)   (9,258,557,144)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................  $   (897,975,476) $    354,265,011
                                                                                  ================  ================
RETAIL B SHARES:
   Sold ........................................................................  $      7,782,663  $     11,379,463
   Issued in connection with acquisition (Note 7) ..............................                --         2,610,132
   Issued to shareholders in reinvestment of dividends .........................            43,766           113,106
   Repurchased .................................................................       (10,068,680)       (8,746,452)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................  $     (2,242,251) $      5,356,249
                                                                                  ================  ================
TRUST SHARES:
   Sold ........................................................................  $  2,812,924,476  $  2,663,766,913
   Issued in connection with acquisition (Note 7) ..............................                --       516,744,748
   Issued to shareholders in reinvestment of dividends .........................           807,752           291,952
   Repurchased .................................................................    (3,324,065,792)   (2,630,807,600)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................  $   (510,333,564) $    549,996,013
                                                                                  ================  ================
BKB SHARES:
   Sold ........................................................................               N/A  $     43,307,501
   Issued to shareholders in reinvestment of dividends .........................               N/A         3,649,563
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares             N/A      (108,911,190)
   Repurchased .................................................................               N/A       (58,823,610)
                                                                                  ----------------  ----------------
   Net (decrease) in shares outstanding ........................................               N/A  $   (120,777,736)
                                                                                  ================  ================
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................     6,704,181,583     9,365,271,725
   Issued in connection with acquisition (Note 7) ..............................                --         4,048,487
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .                --       108,922,290
   Issued to shareholders in reinvestment of dividends .........................        37,686,563       134,594,229
   Repurchased .................................................................    (7,639,843,618)   (9,258,557,144)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................      (897,975,472)      354,279,587
                                                                                  ================  ================
RETAIL B SHARES:
   Sold ........................................................................         7,782,663        11,379,463
   Issued in connection with acquisition (Note 7) ..............................                --         2,604,607
   Issued to shareholders in reinvestment of dividends .........................            43,766           113,106
   Repurchased .................................................................       (10,068,680)       (8,740,695)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................        (2,242,251)        5,356,481
                                                                                  ================  ================
TRUST SHARES:
   Sold ........................................................................     2,812,924,476     2,663,761,156
   Issued in connection with acquisition (Note 7) ..............................                --       516,981,858
   Issued to shareholders in reinvestment of dividends .........................           807,752           291,952
   Repurchased .................................................................    (3,324,065,792)   (2,630,807,600)
                                                                                  ----------------  ----------------
   Net increase (decrease) in shares outstanding ...............................      (510,333,564)      550,227,366
                                                                                  ================  ================
BKB SHARES:
   Sold ........................................................................               N/A        43,307,501
   Issued to shareholders in reinvestment of dividends .........................               N/A         3,649,563
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares             N/A      (108,922,290)
   Repurchased .................................................................               N/A       (58,823,610)
                                                                                  ----------------  ----------------
   Net (decrease) in shares outstanding ........................................               N/A      (120,788,836)
                                                                                  ================  ================





                                                                                                GOVERNMENT
                                                                                             MONEY MARKET FUND
                                                                                  ---------------------------------------
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                         2002                 2001
                                                                                  ---------------       -----------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $   789,839,951       $     646,815,617
   Issued in connection with acquisition (Note 7) ..............................               --                      --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .               --                      --
   Issued to shareholders in reinvestment of dividends .........................        4,365,812              14,296,208
   Repurchased .................................................................     (893,561,896)           (636,076,652)
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................  $   (99,356,133)      $      25,035,173
                                                                                  ===============       =================
RETAIL B SHARES:
   Sold ........................................................................              N/A                     N/A
   Issued in connection with acquisition (Note 7) ..............................              N/A                     N/A
   Issued to shareholders in reinvestment of dividends .........................              N/A                     N/A
   Repurchased .................................................................              N/A                     N/A
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................              N/A                     N/A
                                                                                  ===============       =================
TRUST SHARES:
   Sold ........................................................................  $ 1,757,212,813       $   1,484,492,057
   Issued in connection with acquisition (Note 7) ..............................               --                      --
   Issued to shareholders in reinvestment of dividends .........................          234,305                 422,109
   Repurchased .................................................................   (1,855,469,849)         (1,435,627,732)
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................  $   (98,022,731)      $      49,286,434
                                                                                  ===============       =================
BKB SHARES:
   Sold ........................................................................              N/A                     N/A
   Issued to shareholders in reinvestment of dividends .........................              N/A                     N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares            N/A                     N/A
   Repurchased .................................................................              N/A                     N/A
                                                                                  ---------------       -----------------
   Net (decrease) in shares outstanding ........................................              N/A                     N/A
                                                                                  ===============       =================
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................      789,839,951             646,815,617
   Issued in connection with acquisition (Note 7) ..............................               --                      --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .               --                      --
   Issued to shareholders in reinvestment of dividends .........................        4,365,812              14,296,208
   Repurchased .................................................................     (893,561,895)           (636,076,652)
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................      (99,356,132)             25,035,173
                                                                                  ===============       =================
RETAIL B SHARES:
   Sold ........................................................................              N/A                     N/A
   Issued in connection with acquisition (Note 7) ..............................              N/A                     N/A
   Issued to shareholders in reinvestment of dividends .........................              N/A                     N/A
   Repurchased .................................................................              N/A                     N/A
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................              N/A                     N/A
                                                                                  ===============       =================
TRUST SHARES:
   Sold ........................................................................    1,757,212,813           1,484,492,057
   Issued in connection with acquisition (Note 7) ..............................               --                      --
   Issued to shareholders in reinvestment of dividends .........................          234,305                 422,109
   Repurchased .................................................................   (1,855,469,849)         (1,435,627,732)
                                                                                  ---------------       -----------------
   Net increase (decrease) in shares outstanding ...............................      (98,022,731)             49,286,434
                                                                                  ===============       =================
BKB SHARES:
   Sold ........................................................................              N/A                     N/A
   Issued to shareholders in reinvestment of dividends .........................              N/A                     N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares            N/A                     N/A
   Repurchased .................................................................              N/A                     N/A
                                                                                  ---------------       -----------------
   Net (decrease) in shares outstanding ........................................              N/A                     N/A
                                                                                  ===============       =================





                                                                                          U.S. TREASURY
                                                                                        MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                     YEARS ENDED OCTOBER 31,
                                                                                      2002            2001
                                                                                  --------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $2,763,131,972  $2,362,487,082
   Issued in connection with acquisition (Note 7) ..............................              --       1,579,570
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --     200,578,204
   Issued to shareholders in reinvestment of dividends .........................      10,415,151      26,982,059
   Repurchased .................................................................  (2,951,571,459) (2,241,440,757)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $(178,024,336)  $  350,186,158
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A            N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A            N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A            N/A
   Repurchased .................................................................             N/A            N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A            N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................  $  991,516,799  $  945,459,157
   Issued in connection with acquisition (Note 7) ..............................              --     231,184,414
   Issued to shareholders in reinvestment of dividends .........................         182,950       1,200,879
   Repurchased .................................................................  (1,108,620,373)   (803,049,914)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $ (116,920,624) $  374,794,536
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A  $  100,744,210
   Issued to shareholders in reinvestment of dividends .........................             N/A       6,642,132
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A    (200,578,204)
   Repurchased .................................................................             N/A    (151,569,982)
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A  $ (244,761,844)
                                                                                  ==============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................   2,763,131,972   2,362,487,082
   Issued in connection with acquisition (Note 7) ..............................              --       1,580,340
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --     200,563,948
   Issued to shareholders in reinvestment of dividends .........................      10,415,151      26,982,059
   Repurchased .................................................................  (2,951,571,459) (2,241,440,757)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................    (178,024,336)    350,172,672
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................     991,516,799     945,459,157
   Issued in connection with acquisition (Note 7) ..............................              --     231,412,568
   Issued to shareholders in reinvestment of dividends .........................         182,950       1,200,879
   Repurchased .................................................................  (1,108,620,373)   (803,049,914)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................    (116,920,624)    375,022,690
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A     100,744,210
   Issued to shareholders in reinvestment of dividends .........................             N/A       6,642,132
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A    (200,563,948)
   Repurchased .................................................................             N/A    (151,569,982)
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A    (244,747,588)
                                                                                  ==============  ==============





                                                                                           TAX-EXEMPT
                                                                                        MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                                       2002            2001
                                                                                  --------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $  865,368,793  $  881,334,884
   Issued in connection with acquisition (Note 7) ..............................              --       1,266,138
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --      62,858,874
   Issued to shareholders in reinvestment of dividends .........................       2,964,333       5,678,116
   Repurchased .................................................................    (888,346,847)   (877,897,846)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $  (20,013,721) $   73,240,166
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................  $1,153,633,158  $1,557,252,541
   Issued in connection with acquisition (Note 7) ..............................              --     110,988,126
   Issued to shareholders in reinvestment of dividends .........................         299,839             791
   Repurchased .................................................................  (1,175,885,108) (1,457,050,623)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $  (21,952,111) $  211,190,835
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A  $   53,150,356
   Issued to shareholders in reinvestment of dividends .........................             N/A       1,354,351
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A     (62,858,874)
   Repurchased .................................................................             N/A     (75,561,792)
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A  $ (83,915,959)
                                                                                  ==============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................     865,368,793     881,334,884
   Issued in connection with acquisition (Note 7) ..............................              --       1,266,338
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --      62,858,879
   Issued to shareholders in reinvestment of dividends .........................       2,964,333       5,678,116
   Repurchased .................................................................    (888,346,847)   (877,897,846)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................     (20,013,721)     73,240,371
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................   1,153,633,158   1,557,252,541
   Issued in connection with acquisition (Note 7) ..............................              --     111,039,924
   Issued to shareholders in reinvestment of dividends .........................         299,839             791
   Repurchased .................................................................  (1,175,885,108) (1,457,050,623)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................     (21,952,111)    211,242,633
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A      53,150,356
   Issued to shareholders in reinvestment of dividends .........................             N/A       1,354,351
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A     (62,858,879)
   Repurchased .................................................................             N/A     (75,561,791)
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A     (83,915,963)
                                                                                  ==============  ==============






                                                                                      CONNECTICUT MUNICIPAL
                                                                                        MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                                       2002           2001
                                                                                  --------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $  566,644,916  $  543,048,565
   Issued in connection with acquisition (Note 7) ..............................              --              --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --              --
   Issued to shareholders in reinvestment of dividends .........................       1,317,650       3,600,712
   Repurchased .................................................................    (543,118,261)   (534,873,498)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $   24,844,305  $   11,775,779
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A             N/A
                                                                                  ==============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................     566,644,916     543,048,565
   Issued in connection with acquisition (Note 7) ..............................              --              --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --              --
   Issued to shareholders in reinvestment of dividends .........................       1,317,650       3,600,712
   Repurchased .................................................................    (543,118,261)   (534,873,498)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................      24,844,305      11,775,779
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A             N/A
                                                                                  ==============  ==============







                                                                                     MASSACHUSETTS MUNICIPAL
                                                                                        MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                                       2002            2001
                                                                                  --------------  --------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold ........................................................................  $  895,291,749  $1,207,640,309
   Issued in connection with acquisition (Note 7) ..............................              --              --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --              --
   Issued to shareholders in reinvestment of dividends .........................       3,284,387       8,519,938
   Repurchased .................................................................    (972,789,545) (1,175,257,013)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................  $  (74,213,409) $   40,903,234
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A             N/A
                                                                                  ==============  ==============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold ........................................................................     895,291,749   1,207,640,309
   Issued in connection with acquisition (Note 7) ..............................              --              --
   Issued to shareholders due to conversion of BKB Shares into Retail A Shares .              --              --
   Issued to shareholders in reinvestment of dividends .........................       3,284,387       8,519,938
   Repurchased .................................................................    (972,789,545) (1,175,257,013)
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................     (74,213,409)     40,903,234
                                                                                  ==============  ==============
RETAIL B SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
TRUST SHARES:
   Sold ........................................................................             N/A             N/A
   Issued in connection with acquisition (Note 7) ..............................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net increase (decrease) in shares outstanding ...............................             N/A             N/A
                                                                                  ==============  ==============
BKB SHARES:
   Sold ........................................................................             N/A             N/A
   Issued to shareholders in reinvestment of dividends .........................             N/A             N/A
   Redeemed from shareholders due to conversion of BKB Shares into Retail A Shares           N/A             N/A
   Repurchased .................................................................             N/A             N/A
                                                                                  --------------  --------------
   Net (decrease) in shares outstanding ........................................             N/A             N/A
                                                                                  ==============  ==============




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      32-33

--------------------------------------------------------------------------------
MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.06                  (0.06)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --

RETAIL B
10/31/02                                         1.00                    0.01                  (0.01)                   --
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.05                  (0.05)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.04                  (0.04)                   --

TRUST
10/31/02                                         1.00                    0.02                  (0.02)                   --
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.06                  (0.06)                   --
10/31/99                                         1.00                    0.05                  (0.05)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --






                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN(B)          (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------

RETAIL A
10/31/02        $1.00             1.41%           $2,242,141                1.41%                 0.63%                 0.68%
10/31/01         1.00             4.40%            3,140,116                4.28%                 0.62%                 0.66%
10/31/00         1.00             5.77%            2,785,840                5.65%                 0.63%                 0.69%
10/31/99         1.00             4.54%            2,434,662                4.45%                 0.65%                 0.69%
10/31/98         1.00             5.04%            2,139,213                4.94%                 0.67%                 0.71%

RETAIL B
10/31/02         1.00             0.64%                5,439                0.64%                 1.40%                 1.44%
10/31/01         1.00             3.60%                7,681                3.50%                 1.40%                 1.46%
10/31/00         1.00             5.01%                2,325                4.93%                 1.35%                 1.46%
10/31/99         1.00             3.85%                2,485                3.81%                 1.29%                 1.41%
10/31/98         1.00             4.33%                1,607                4.26%                 1.35%                 1.39%

TRUST
10/31/02         1.00             1.58%            2,038,906                1.57%                 0.47%                 0.51%
10/31/01         1.00             4.56%            2,549,240                4.44%                 0.46%                 0.50%
10/31/00         1.00             5.95%            1,999,243                5.82%                 0.46%                 0.51%
10/31/99         1.00             4.72%            1,679,875                4.62%                 0.48%                 0.52%
10/31/98         1.00             5.23%            1,262,900                5.12%                 0.49%                 0.53%

-------------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.01, $0.04, $0.06, $0.04 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.04, $0.05, $0.04 and $0.04, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.02, $0.04, $0.06, $0.05 and $0.05, respectively.
(B)  Calculation does not include the effect of any sales charge for Retail B Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     34-35

--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.05                  (0.05)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --

TRUST
10/31/02                                         1.00                    0.01                  (0.01)                   --
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.06                  (0.06)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --




                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN             (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------
RETAIL A
10/31/02        $1.00              1.30%           $258,545                1.31%                 0.68%                 0.69%
10/31/01         1.00              4.30%            357,902                4.25%                 0.67%                 0.68%
10/31/00         1.00              5.61%            333,272                5.44%                 0.68%                 0.69%
10/31/99         1.00              4.39%            348,758                4.32%                 0.69%                 0.71%
10/31/98         1.00              4.94%            352,799                4.84%                 0.70%                 0.71%

TRUST
10/31/02         1.00              1.47%            480,171                1.47%                 0.52%                 0.53%
10/31/01         1.00              4.47%            578,193                4.41%                 0.51%                 0.52%
10/31/00         1.00              5.78%            528,502                5.61%                 0.51%                 0.52%
10/31/99         1.00              4.58%            592,305                4.50%                 0.51%                 0.53%
10/31/98         1.00              5.15%            722,476                5.03%                 0.51%                 0.52%


-------------------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.01, $0.04, $0.05, $0.04 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended
     October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.04, $0.06, $0.04 and $0.05, respectively.

                          SEE NOTES TO FINANCIAL STATEMENTS.

                                      36-37

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.05                  (0.05)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --

TRUST
10/31/02                                         1.00                    0.01                  (0.01)                   --
10/31/01                                         1.00                    0.04                  (0.04)                   --
10/31/00                                         1.00                    0.05                  (0.05)                   --
10/31/99                                         1.00                    0.04                  (0.04)                   --
10/31/98                                         1.00                    0.05                  (0.05)                   --





                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN             (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------
RETAIL A
10/31/02        $1.00              1.27%           $ 716,936                1.28%                 0.62%                 0.62%
10/31/01         1.00              4.16%             894,962                3.99%                 0.62%                 0.62%
10/31/00         1.00              5.26%             544,741                5.17%                 0.65%                 0.65%
10/31/99         1.00              4.14%             584,364                4.06%                 0.67%                 0.67%
10/31/98         1.00              4.73%             559,053                4.63%                 0.68%                 0.68%

TRUST
10/31/02         1.00              1.42%             768,725                1.42%                 0.48%                 0.48%
10/31/01         1.00              4.31%             885,644                4.13%                 0.48%                 0.48%
10/31/00         1.00              5.42%             510,815                5.33%                 0.49%                 0.49%
10/31/99         1.00              4.30%             459,792                4.22%                 0.51%                 0.51%
10/31/98         1.00              4.90%             429,645                4.80%                 0.51%                 0.51%

-----------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.01, $0.04, $0.05, $0.04 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended
     October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.04, $0.05, $0.04 and $0.05, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                    38-39

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.03                  (0.03)                   --
10/31/00                                         1.00                    0.03                  (0.03)                   --
10/31/99                                         1.00                    0.02                  (0.02)                   --
10/31/98                                         1.00                    0.03                  (0.03)                   --

TRUST
10/31/02                                         1.00                    0.01                  (0.01)                   --
10/31/01                                         1.00                    0.03                  (0.03)                   --
10/31/00                                         1.00                    0.03                  (0.03)                   --
10/31/99                                         1.00                    0.03                  (0.03)                   --
10/31/98                                         1.00                    0.03                  (0.03)                   --



                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN(B)          (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------
RETAIL A
10/31/02        $1.00              1.04%          $  269,141                1.03%                 0.57%                 0.60%
10/31/01         1.00              2.63%             289,155                2.58%                 0.59%                 0.62%
10/31/00         1.00              3.33%             215,914                3.39%                 0.62%                 0.64%
10/31/99         1.00              2.53%             160,057                2.51%                 0.66%                 0.66%
10/31/98         1.00              2.89%             164,340                2.85%                 0.67%                 0.67%

TRUST
10/31/02         1.00              1.15%           1,465,683                1.14%                 0.46%                 0.49%
10/31/01         1.00              2.77%           1,487,635                2.71%                 0.46%                 0.49%
10/31/00         1.00              3.46%           1,276,445                3.52%                 0.49%                 0.51%
10/31/99         1.00              2.67%             556,137                2.65%                 0.52%                 0.52%
10/31/98         1.00              3.03%             227,176                2.99%                 0.53%                 0.53%

----------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was
     $0.01, $0.03, $0.03, $0.02 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the years ended
     October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.03, $0.03, $0.03 and $0.03, respectively.

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                    40-41

--------------------------------------------------------------------------------
CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.02                  (0.02)                   --
10/31/00                                         1.00                    0.03                  (0.03)                   --
10/31/99                                         1.00                    0.02                  (0.02)                   --
10/31/98                                         1.00                    0.03                  (0.03)                   --



                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN             (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------
RETAIL A
10/31/02        $1.00              0.88%           $298,769                0.87%                 0.62%                 0.62%
10/31/01         1.00              2.39%            273,925                2.36%                 0.62%                 0.62%
10/31/00         1.00              3.21%            262,149                3.17%                 0.62%                 0.64%
10/31/99         1.00              2.47%            243,051                2.44%                 0.62%                 0.65%
10/31/98         1.00              2.87%            165,186                2.83%                 0.62%                 0.65%

------------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.02, $0.03,
     $0.02 and $0.03, respectively.

                         SEE NOTES TO FINANCIAL STATEMENTS.

                                    42-43

--------------------------------------------------------------------------------
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                     INCOME FROM
                                                                     INVESTMENT                LESS
                                                                     OPERATIONS            DISTRIBUTIONS
                                                                    ------------           -------------



                                               NET ASSET                                   DISTRIBUTIONS          NET INCREASE
                                                 VALUE                   NET                 FROM NET              (DECREASE)
                                               BEGINNING             INVESTMENT             INVESTMENT               IN NET
                                               0F PERIOD             INCOME (A)               INCOME               ASSET VALUE
                                               ----------           ------------            ------------          ------------
RETAIL A
10/31/02                                        $1.00                   $0.01                 $(0.01)                  $--
10/31/01                                         1.00                    0.03                  (0.03)                   --
10/31/00                                         1.00                    0.03                  (0.03)                   --
10/31/99                                         1.00                    0.02                  (0.02)                   --
10/31/98                                         1.00                    0.03                  (0.03)                   --



                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  --------------------------------------------------------------------------------

                                                                        RATIO OF NET           RATIO OF              RATIO OF
                                                                         INVESTMENT            OPERATING             OPERATING
              NET ASSET                           NET ASSETS              INCOME               EXPENSES              EXPENSES
                VALUE                               END OF               INCLUDING             INCLUDING             EXCLUDING
               END OF             TOTAL             PERIOD            REIMBURSEMENTS/       REIMBURSEMENTS/       REIMBURSEMENTS/
               PERIOD           RETURN             (IN 000S)              WAIVER                WAIVER                WAIVER
              ----------       ----------         ------------       ------------------    ------------------    -----------------
RETAIL A
10/31/02        $1.00              1.02%           $447,525                1.01%                 0.57%                 0.58%
10/31/01         1.00              2.59%            521,739                2.55%                 0.59%                 0.59%
10/31/00         1.00              3.31%            480,835                3.32%                 0.62%                 0.63%
10/31/99         1.00              2.50%            241,611                2.48%                 0.62%                 0.65%
10/31/98         1.00              2.86%            127,922                2.81%                 0.62%                 0.68%

-------------------------------------------------------

(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.01, $0.03, $0.03,
     $0.02 and $0.03, respectively.

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                      44-45

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust" or "Galaxy"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered thirty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (individually, a "Fund," and collectively, the "Funds") only.

  The Money Market Fund is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are authorized to issue one series of shares (Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except: (i) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (ii) each series of shares bears the following series-specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Retail B Shares of the Money Market Fund purchased prior to January 1, 2001 will automatically convert to Retail A Shares of such Fund six years after the date of purchase, Retail B Shares of the Money Market Fund purchased on or after January 1, 2001 will automatically convert to Retail A Shares of such Fund eight years after the date of purchase, and Retail B Shares of the Money Market Fund acquired in connection with The Pillar Funds reorganization will automatically convert to Retail A Shares of such Fund eight years after the date of purchase of the Pillar Fund Class B Shares held prior to the reorganization. Prior to June 26, 2001, the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds were authorized to offer an additional series of shares (BKB Shares). On June 26, 2001, BKB Shares of the Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds were converted into Retail A Shares of the same Fund upon a finding by the Board of Trustees of the Trust at a meeting held on May 31, 2001 that such conversion was in the best interest of the holders of BKB Shares of the Funds.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in other investment companies are valued at net asset value.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the outstanding shares of each series.

  INCOME RECOGNITION: The Trust adopted the provisions of the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies (the "Guide") effective November 1, 2001. The Guide requires investment companies to amortize premiums and discounts on fixed income securities. Prior to November 1, 2001, the Trust amortized premiums and discounts on money market securities and continues to do so. Accordingly, the adoption of the Guide had no effect on the Funds' financial statements.

  DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

  Repurchase Agreements: Each Fund, except the U.S. Treasury Money Market Fund, may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), a wholly-owned subsidiary of Columbia Management Group, Inc. and an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, 0.40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, 0.40% of the first $750,000,000 of the average daily net assets of each Fund plus 0.35% of the average daily net assets of each Fund in excess of $750,000,000. The Trust has been advised by the Investment Advisor that, with respect to the Money Market, Government Money Market and Tax-Exempt Money Market Funds, the Investment Advisor intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's average daily net assets exceed $750,000,000. (See Note
4).

  The Trust and Fleet (the "Administrator") are also parties to an administration agreement under which the Administrator provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion. The Administrator has advised the trust that effective November 15, 2002 the Administrator intends to limit the administration fee payable to it by the Trust to a maximum annual rate of 0.067% of the combined average daily net assets of the Funds and the other funds offered by the Trust. Prior to July 22, 2002, PFPC Inc. ("PFPC"), a member of PNC Financial Services Group, served as the Trust's administrator and was entitled to receive the same fees that the Administrator is currently entitled to receive. Prior to May 31, 2001, PFPC received administration fees at the annual rate of 0.09% of the first $2.5 billion of combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Effective July 22, 2002, PFPC serves as sub-administrator to the Trust pursuant to an agreement with the Administrator.

  In addition, the Administrator also provides custody administration services pursuant to certain fee arrangements. In accordance with such fee arrangements, the Administrator compensates the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

Trust's custodian bank, JPMorgan Chase Bank, for its services.

  Colonial Management Associates, Inc. ("CMA"), an affiliate of Fleet, provides the Trust with certain pricing and bookkeeping services pursuant to certain fee arrangements. Prior to July 1, 2002, PFPC provided these pricing and bookkeeping services pursuant to its administration agreement with the Trust and subject to the same fee arrangements. PFPC has agreed to continue to provide certain of these pricing and bookkeeping services pursuant to an agreement with CMA. PFPC also provides transfer agency services to the Funds pursuant to certain fee arrangements.

  Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Fleet, serves as the exclusive distributor of the Trust's shares. Prior to July 22, 2002, PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC, and an indirect wholly-owned subsidiary of PNC Financial Services Group, acted as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, PFPC Distributors acquired all of the outstanding shares of PDI, and PDI was subsequently merged into PFPC Distributors.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates), which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.25% of the average daily net assets of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.10% of the average daily net assets of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Money Market Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares. The fees paid for shareholder liaison and administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust is currently limiting the Money Market Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.10% of the average daily net assets of Retail B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2002, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                12B-1 PLAN
                             SERVICES           -----------
FUND                           PLAN       SERVICES   DISTRIBUTION
----                           ----       --------   ------------
Money Market Fund ......... $ 2,477,360   $   6,751    $ 46,610
Government
  Money Market Fund .......     330,142          --          --
U.S. Treasury
  Money Market Fund .......     760,988          --          --
Tax-Exempt
  Money Market Fund .......     266,294          --          --
Connecticut Municipal
  Money Market Fund .......     302,549          --          --
Massachusetts Municipal
  Money Market Fund .......     394,726          --          --

  Retail A Shares, Retail B Shares and Trust Shares of a Fund bear series-specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Money Market Fund) also bear additional transfer agency fees in order to compensate PFPC for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 2002, transfer agent charges for each series were as follows:

FUND                         RETAIL A     RETAIL B       TRUST
----                         --------     --------       -----
Money Market Fund ......... $ 2,189,263   $  13,866    $164,154
Government
  Money Market Fund .......     258,794          --      45,853
U. S. Treasury
  Money Market Fund .......     425,470          --      15,037
Tax-Exempt
  Money Market Fund .......      66,708          --       1,277
Connecticut Municipal
  Money Market Fund .......      26,068          --          --
Massachusetts Municipal
  Money Market Fund .......      14,069          --          --

  Certain officers of the Trust are officers of Fleet and its affiliates. Such officers receive no compensation from the Trust for serving in their respective roles. Each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust, VIP and Galaxy II is also entitled to additional fees for his services in this capacity. These fees are allocated among the Funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2002 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

4.   WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  Fleet and/or its affiliates and/or PFPC voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the year ended October 31, 2002, Fleet and/or its affiliates and/or PFPC waived fees and/or reimbursed expenses with respect to the Funds as follows:

                                                      EXPENSES
FUND                                  FEES WAIVED    REIMBURSED
----                                  ------------  ------------
Money Market Fund..................    $2,234,536    $       --
Government Money Market Fund.......        35,369         7,780
U.S. Treasury Money Market Fund             7,800            --
Tax-Exempt Money Market Fund.......       526,802            --
Connecticut Municipal
  Money Market Fund................         7,800            --
Massachusetts Municipal
  Money Market Fund................         7,800            --

5.   SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into forty-three classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of a Fund bear the expense of payments under the Services Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, and Retail A Shares, Retail B Shares and Trust Shares of a Fund each bear series-specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   CONCENTRATION OF CREDIT

  The Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund invest primarily in debt obligations issued by the State of Connecticut and the Commonwealth of Massachusetts, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. Such Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal funds that are not concentrated in these issuers to the same extent.

7.   ACQUISITION OF THE PILLAR FUNDS

  At a meeting held on March 1, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Pillar Agreement") providing for the acquisition of The Pillar Funds by the Trust. Pursuant to the Pillar Agreement, (i) all of the assets and liabilities of the Pillar Prime Obligation Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for 4,048,487 Retail A Shares, 2,604,607 Retail B Shares and 516,981,858 Trust Shares of the Galaxy Money Market Fund, (ii) all of the assets and liabilities of the Pillar U.S. Treasury Securities Money Market Fund were transferred to the Galaxy U.S. Treasury Money Market Fund in exchange for 1,580,340 Retail A Shares and 231,412,568 Trust Shares of the Galaxy U.S. Treasury Money Market Fund, and (iii) all of the assets and liabilities of the Pillar Tax-Exempt Money Market Fund were transferred to the Galaxy Tax-Exempt Money Market Fund in exchange for 1,266,338 Retail A Shares and 111,039,924 Trust Shares of the Galaxy Tax-Exempt Money Market Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding portfolios of Galaxy and Galaxy II in exchange for shares in such Galaxy and Galaxy II portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 27, 2001, following the approval of the reorganization by Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Value per share associated with the transaction:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     ------------------
                                         GALAXY             PILLAR PRIME             GALAXY
                                      MONEY MARKET        OBLIGATION MONEY        MONEY MARKET
                                          FUND               MARKET FUND              FUND
                                    -----------------     -----------------     ------------------
Net Assets ........................ $   5,746,712,484     $     523,399,896     $   6,270,112,380
Shares Outstanding                      5,746,504,561           523,634,952         6,270,139,513
Retail A/Class A
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00
Retail B/Class B
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00
Trust/Class I
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00


                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     ------------------
                                         GALAXY              PILLAR U.S.             GALAXY
                                      U.S. TREASURY      TREASURY SECURITIES      U.S. TREASURY
                                          FUND            MONEY MARKET FUND           FUND
                                    -----------------     -----------------     ------------------
Net Assets ........................ $   1,627,084,050     $     232,763,984     $   1,859,848,034
Shares Outstanding ................     1,626,651,872           232,992,908         1,859,644,780
Retail A/Class A
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00
Trust/Class I
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00




                                                    BEFORE                            AFTER
                                                  ACQUISITION                      ACQUISITION
                                    ---------------------------------------     ------------------
                                         GALAXY                PILLAR                GALAXY
                                       TAX-EXEMPT            TAX-EXEMPT            TAX-EXEMPT
                                    MONEY MARKET FUND     MONEY MARKET FUND     MONEY MARKET FUND
                                    -----------------     -----------------     ------------------
Net Assets ........................ $   1,687,427,375     $     112,254,264     $   1,799,681,639
Shares Outstanding ................     1,687,692,435           112,306,262         1,799,998,697
Retail A/Class A
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00
Trust/Class I
  Net Asset Value, per share ...... $            1.00     $            1.00     $            1.00



8.   CAPITAL LOSS CARRYFORWARDS

  At October 31, 2002, the following Funds had capital loss carryforwards:

FUND                              AMOUNT    EXPIRATION
----                              ------    ----------
Money Market Fund ............  $      381       2010
Tax-Exempt
  Money Market Fund ..........     107,714       2003
                                    17,298       2004
                                       291       2006
                                        85       2009
Connecticut Municipal
  Money Market Fund ..........         817       2004
Massachusetts Municipal
  Money Market Fund ..........      12,416       2004


  9.     RECLASSIFICATION OF ACCOUNTS

  During the year ended October 31, 2002, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to expired capital loss carryforwards and reclassifications of distributions. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                           UNDISTRIBUTED    ACCUMULATED
                                           NET INVESTMENT  NET REALIZED
FUND                      PAID-IN CAPITAL      INCOME       GAIN (LOSS)
----                      ---------------      ------       -----------
Money Market Fund ........  $       (1)      $  11,982       $ (11,981)
U.S. Treasury
  Money Market Fund ......           --        113,638        (113,638)
Tax-Exempt
  Money Market Fund ......    (120,294)             --         120,294
Connecticut Municipal
  Money Market Fund ......      (6,619)             --           6,619
Massachusetts Municipal
  Money Market Fund ......         (32)              1              31

10.  DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during 2002 was as follows:

                 DISTRIBUTIONS PAID IN 2002     DISTRIBUTIONS PAID IN 2001
                 --------------------------     --------------------------
FUND                      INCOME                          INCOME
----                      ------                          ------
Money Market Fund....  $77,573,579                    $235,895,953
Government Money
  Market Fund........   11,097,092                      37,829,940
U.S. Treasury Money
  Market Fund........   21,794,690                      62,952,609
Tax-Exempt Money
  Market Fund........   20,137,628                      45,798,183
Connecticut
  Municipal Money
  Market Fund........    2,653,137                       6,747,976
Massachusetts
  Municipal Money
  Market Fund........    5,322,029                      13,720,028

  There are no significant differences between the distributions to shareholders shown in the Statement of Changes in Net Assets and the tax basis distributions shown above.

  As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                  CAPITAL LOSS    UNDISTRIBUTED
FUND                              CARRYFORWARD       INCOME
----                              ------------       ------
Money Market Fund..............     $   (381)      $2,867,466
Government Money
  Market Fund..................           --          426,587
U.S. Treasury Money
  Market Fund..................           --        1,243,216
Tax-Exempt Money
  Market Fund..................     (125,388)       1,448,597
Connecticut
  Municipal Money
  Market Fund..................         (817)         130,097
Massachusetts
  Municipal Money
  Market Fund..................      (12,416)         161,921

11.  TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2002, the following Funds earned income from direct obligations of the U.S. Government:

                                     U.S. GOVERNMENT
FUND                                     INCOME
----                                     ------
Money Market Fund .................       6.08%
Government Money Market Fund ......      26.34%
U.S. Treasury Money Market Fund ...     100.00%

  Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

  During the fiscal year ended October 31, 2002, the following Funds earned the following percentage of their income from municipal obligations, which generally qualify as exempt from regular federal taxation:

FUND                                    INCOME
----                                    ------
Tax-Exempt Money Market ...........     100.00%
Connecticut Municipal Money Market.     100.00%
Massachusetts Municipal
  Money Market ....................     100.00%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

12.  TRUSTEES AND OFFICERS INFORMATION (UNAUDITED)

  The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and Galaxy's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy are referred to as "Interested Trustees." Galaxy's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy toll-free at 1-866-840-5469.

                                                                                         NUMBER OF
                                                                                     PORTFOLIOS IN
                                       TERM OF OFFICE                                 FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------          -----------        -----------------


INDEPENDENT TRUSTEES
--------------------

Dwight E. Vicks, Jr.3    Chairman &   Since 4/2/86   Chairman & Director, Vicks Lithograph   52   Director, Utica First Insurance
Age 69                     Trustee                   & Printing Corporation (book                 Company; Director, SBU Bank;
                                                     manufacturing).                              Director, Partners Trust Financial
                                                                                                  Group; Director, Monitor Life
                                                                                                  Insurance Company; Director,
                                                                                                  Commercial Travelers Mutual
                                                                                                  Insurance Company.





Louis DeThomasis           Trustee    Since 7/24/86  President, Saint Mary's University      52              None
Age 62                                               of Minnesota.


Kenneth A Froot5           Trustee    Since 12/5/00  Professor of Finance,                   52              None
Age 45                                               Harvard University.


James M. Seed              Trustee    Since 5/26/88  President, The Astra Ventures,          52   Chairman and Director, Fischer
Age 61                                               Incorporated (oil and gas exploration;       -Watt Gold Co.; Director, XSCI,
                                                     private equity).                             Inc.


INTERESTED TRUSTEE
------------------
John T. O'Neill6           Trustee    Since 2/25/88  Private Investor; Executive Vice        52              None
Age 58                                               President and Chief Financial Officer,
                                                     Hasbro, Inc. (toy and game
                                                     manufacturer) until December 1999.


OFFICERS
--------
Keith T. Banks7            President  Since 9/5/02   Chief Investment Officer and Chief      N/A              N/A
590 Madison Avenue                                   Executive Officer, Columbia
36th Floor                                           Management Group, Inc., since
Mail Stop NY EH 30636A                               August 2000; Managing Director and
New York, NY  10022                                  Head of U.S. Equity, J.P. Morgan
Age 46                                               Investment Management, from
                                                     November 1996 to August 2000.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                           NUMBER OF
                                                                                       PORTFOLIOS IN
                                       TERM OF OFFICE                                   FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)           OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS             BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------            ------------        -----------------
Joseph R. Palombo8     Vice President   Since 9/5/02   Chief Operating Officer, Columbia        N/A                   N/A
One Financial Center                                   Management Group, Inc., since
Boston, MA  02111                                      November 2001; Chief Operations
Age 48                                                 Officer of Mutual Funds, Liberty
                                                       Financial Companies, Inc., from
                                                       August 2000 to November 2001;
                                                       Executive Vice President, Stein Roe
                                                       & Farnham Incorporated, since April
                                                       1999 and Director since September
                                                       2000; Executive Vice President and
                                                       Director, Colonial Management
                                                       Associates, Inc., since April 1999;
                                                       Executive Vice President and Chief
                                                       Administrative Officer, Liberty
                                                       Funds Group, LLC, since April 1999;
                                                       Trustee and Chairman of the Board,
                                                       the Stein Roe Family of Funds,
                                                       since October 2000; Manager, Stein
                                                       Roe Floating Rate Limited Liability
                                                       Company, since October 2000; Vice
                                                       President, the Liberty Funds, from
                                                       April 1999 to August 2000; Chief
                                                       Operating Officer and Chief
                                                       Compliance Officer, Putnam Mutual
                                                       Funds, from December 1993 to March
                                                       1999.

Glen P. Martin9        Vice President  Since 9/5/02    Director, Strategy and Product           N/A                   N/A
One Financial Center                                   Management Division, and Senior Vice
Boston, MA  02111                                      President, Columbia Management
Age 43                                                 Group, Inc., since March 2002; Interim
                                                       Managing Director, Mutual Fund
                                                       Division, and Senior Vice
                                                       President, Fleet Asset Management,
                                                       from April 2001 to March 2002;
                                                       Director, Product Development and
                                                       Marketing, and Senior Vice
                                                       President, Fleet Investment
                                                       Management, from 1999 to April
                                                       2001; Investment Marketing Manager
                                                       and Vice President, Fleet
                                                       Investment Management, from 1997 to
                                                       1999.

Vicki L. Benjamin10   Chief Accounting Since 9/5/02    Vice President, Liberty Funds Group,     N/A                   N/A
One Financial Center    Officer and                    LLC, since April 2001; Vice President,
Boston, MA  02111       Controller                     Corporate Audit, State Street Bank and
Age 40                                                 Trust Company, from May 1998 to
                                                       April 2001; Senior Audit Manager,
                                                       Coopers & Lybrand, LLP, from July
                                                       1997 to May 1998; Audit Manager,
                                                       Coopers & Lybrand, LLP, from July
                                                       1994 to June 1997.

J. Kevin Connaughton11  Treasurer      Since 9/5/02    Senior Vice President, Liberty Funds     N/A                   N/A
One Financial Center                                   Group, LLC, since January 2001; Vice
Boston, MA  02111                                      President, Liberty Funds Group, LLC,
Age 37                                                 from April 2000 to January 2001; Vice
                                                       President, Colonial Management Associates,
                                                       Inc., from February 1998 to October 2000;
                                                       Senior Tax Manager, Coopers & Lybrand,
                                                       LLP, from April 1996 to January 1998.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

                                                                                         NUMBER OF
                                                                                     PORTFOLIOS IN
                                       TERM OF OFFICE                                 FUND COMPLEX3
NAME, ADDRESS         POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1                 WITH GALAXY    TIME SERVED2      DURING PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE4
-------                  -----------    ------------      -------------------          -----------        -----------------
W. Bruce McConnel12     Secretary      Since 4/3/86    Partner of the law firm Drinker      N/A                   N/A
One Logan Square                                       Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA 19103
Age 59


----------------------------------------------

1.     Each trustee may be contacted by writing to the trustee, c/o The Galaxy Fund, One Financial Center, Boston,
       Massachusetts 02111, Attn:  Glen P. Martin.
2.     Each trustee holds office for an indefinite term until the earliest of:  (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with
       Galaxy's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy terminates.  Each officer holds office for an indefinite term until the earliest of:  (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy's
       Code of Regulations; or (c) Galaxy terminates.
3.     The "Fund Complex" consists of all registered investment companies for which Fleet or any of its affiliates serves as investment adviser, including Galaxy, The Galaxy VIP Fund and Galaxy Fund II. In addition to Galaxy (39 open-end investment company portfolios), each trustee also serves as a trustee of The Galaxy VIP Fund (8 open-end investment company portfolios) and Galaxy Fund II (5 open-end investment company portfolios). In addition to
       Galaxy, Mr. Vicks also serves as Chairman of The Galaxy VIP Fund and Galaxy Fund II.
4.     Directorships of companies required to report to the Securities and Exchange Commission under the Securities
       Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5.     Prior to June 26, 2000, Mr. Froot was a trustee of the Boston 1784 Funds, which was advised by Fleet National
       Bank, an affiliate of Fleet. On June 26, 2000, the Boston 1784 Funds were reorganized into Galaxy.
6.     Mr. O'Neill is considered to be an Interested Trustee because he owns securities issued by FleetBoston Financial
       Corporation.
7.     Mr. Banks also serves as President of The Galaxy VIP Fund, Galaxy Fund II and the Liberty Family of Funds ("Liberty
       Funds").  The Liberty Funds consist of 53 open-end and 9 closed-end investment company portfolios.
8.     Mr. Palombo also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
9.     Mr. Martin also serves as Vice President of The Galaxy VIP Fund and Galaxy Fund II.
10.    Ms. Benjamin also serves as Chief Accounting Officer and Controller of The Galaxy VIP Fund, Galaxy Fund II, the
       Liberty Funds and the Liberty All-Star Family of Funds ("Liberty All-Star Funds"). The Liberty All-Star Funds
       consist of 2 closed-end investment company portfolios.
11.    Mr. Connaughton also serves as Treasurer of The Galaxy VIP Fund, Galaxy Fund II, the Liberty Funds and the Liberty
       All-Star Funds.
12.    Mr. McConnel also serves as Secretary of The Galaxy VIP Fund and Galaxy Fund II.

13.    SUBSEQUENT EVENT - CHANGE IN CUSTODIAN (UNAUDITED)

  On November 1, 2002, the Trust entered into a Custodian Services Agreement with PFPC Trust Company ("PFPC Trust"), an affiliate of PFPC, pursuant to which PFPC Trust will replace JPMorgan Chase Bank as the custodian for the Funds and the Trust's other money market funds. The Custodian Services Agreement is expected to become effective with respect to the Funds on January 1, 2003.


14. SUBSEQUENT EVENT - TERMINATION OF RETAIL B SHARES OF THE MONEY MARKET FUND (UNAUDITED)

  At a meeting held on September 5, 2002, the Board of Trustees of the Trust approved the termination of the offering of Retail B Shares of the Money Market Fund. In accordance with such approval, as of the close of business on November 18, 2002, all outstanding Retail B Shares of the Money Market Fund were automatically exchanged for Retail A Shares of the Fund at net asset value without payment of any exchange or redemption fee.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Money Market Fund, Galaxy Government Money Market Fund, Galaxy U.S. Treasury Money Market Fund, Galaxy Tax-Exempt Money Market Fund, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund (six of the portfolios comprising The Galaxy Fund) (collectively, the "Funds") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1998 were audited by other auditors whose report, dated December 23, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Galaxy Money Market Fund, Galaxy Government Money Market Fund, Galaxy U.S. Treasury Money Market Fund, Galaxy Tax-Exempt Money Market Fund, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund portfolios of The Galaxy Fund at October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]
ERNST AND YOUNG LOGO ART

Boston, Massachusetts
December 12, 2002

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


LOGO OMITTED [GALAXY FUNDS]
4400 Computer Drive                                     ----------------------
P.O. Box 5108                                              PRESORTED
Westborough, MA 01581-5108                                 STANDARD
                                                           POSTAGE PAID
                                                           PERMIT NO. 105
                                                           NORTH READING, MA
                                                        ----------------------



AMM (01/01/03) 02/2823